SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |X|

            Pre-Effective Amendment No. __                              |_|


            Post-Effective Amendment No.  29                            |X|


      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   |X|

            Amendment No.  31                                           |X|

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                          SELIGMAN FRONTIER FUND, INC.
               (Exact name of registrant as specified in charter)

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                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

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                 Registrant's Telephone Number: 212-850-1864 or
                             Toll-Free 800-221-2450

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                            THOMAS G. ROSE, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

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It is proposed that this filing will become effective (check appropriate box):

|_|  immediately upon filing pursuant to         |_|  on (date) pursuant to
     paragraph (b)                                    paragraph (a)(1)


|X|  on January  31,  2000  pursuant  to         |_|  75 days after filing
     paragraph (b)                                    pursuant to paragraph
                                                      (a)(2)


|_|  60 days after  filing  pursuant  to         |_|  on (date) pursuant to
     paragraph (a)(1)                                 paragraph (a)(2) of
                                                      rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                S E L I G M A N
                                ---------------
                                       FRONTIER
                                     FUND, INC.

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined the prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult your financial advisor to determine if this Fund is suitable for you.


                                   [GRAPHIC]


                               P R O S P E C T U S

                                FEBRUARY 1, 2000

                                    -------

                                 Seeking Growth

                                In Capital Value

                               Through Investments

                                In Small-Company

                                  Growth Stocks



                                   managed by

                                     [LOGO]

                             J. & W. Seligman & Co.
                                  Incorporated
                                Established 1864


EQFR1 2/2000

Table of Contents

The Fund

  Investment Objective  1
  Principal Investment Strategies  1
  Principal Risks  2
  Past Performance  3
  Fees and Expenses  4
  Management  5
  Year 2000  5

Shareholder Information

  Deciding Which Class of Shares to Buy  6
  Pricing of Fund Shares  8
  Opening Your Account  8
  How to Buy Additional Shares  9
  How to Exchange Shares Among
    the Seligman Mutual Funds  10
  How to Sell Shares  10
  Important Policies That May Affect
    Your Account  11
  Dividends and Capital Gain Distributions  12
  Taxes  12
  The Seligman Mutual Funds  13

Financial Highlights  15

How to Contact Us  17

For More Information   back cover


TIMES CHANGE ... VALUES ENDURE

The Fund

Investment Objective

The Fund seeks growth of capital. Income may be considered but is incidental to the Fund's investment objective.

Principal Investment Strategies

The Fund uses the following investment strategies to pursue its investment objective of growth of capital:

The Fund generally invests at least 65% of its total assets in equity securities of small US companies. Companies are selected for their growth prospects. The Fund uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular market sector. The Fund maintains a disciplined investment process that focuses on downside risks as well as upside potential. In selecting investments, the investment manager looks to identify companies that it believes display one or more of the following:

 . Positive operating cash flows
 . Quality management
 . Unique competitive advantages
 . Historically high returns on capital

 Small Companies:
 Companies with
 market
 capitalizations,
 at the time of
 purchase by the
 Fund, of $1.25
 billion or less.

The Fund generally sells a stock if the investment manager believes its target price is reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Fund generally invests primarily in common stocks; however, it may also invest in preferred stocks, securities convertible into common stocks, and stock purchase warrants if the manager believes these investments offer capital growth opportunities. The Fund may also invest in American Depositary Receipts
(ADRs), which are publicly-traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Fund uses the same criteria in evaluating these securities as it does for common stocks.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs or commercial paper or certificates of deposit issued by foreign banks. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. The Fund generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund may change its principal strategies if the Fund's Board of Directors believes doing so is consistent with the Fund's objective. The Fund's objective may be changed only with shareholder approval.

The Fund's Board of Directors may change the parameters by which small companies are defined if it concludes such a change is appropriate.

As with any mutual fund, there is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Small-company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. Small companies tend to have shorter operating histories and may have less experienced management. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies.

The Fund seeks to reduce the risks of investing in small company stocks by adhering to its disciplined investment process and by diversifying its investments, typically among more than 100 stocks, and avoiding concentration in any one industry. The Fund may, however, invest more heavily in certain industries believed to offer good investment opportunities. To the extent that an industry in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

The Fund's performance may also be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Fund's investments involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The Fund offers four Classes of shares. The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class compares to three widely-used measures of small company stock performance.

Although the Fund's fiscal year ends on October 31, the following performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to the different fees and expenses of each Class.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                 Class A Annual Total Returns - Calendar Years



                                  [GRAPH]

                        1990                   -0.0903
                        1991                    0.4963
                        1992                    0.1599
                        1993                    0.263
                        1994                    0.0701
                        1995                    0.3643
                        1996                    0.1126
                        1997                    0.1783
                        1998                   -0.0224
                        1999                    0.1328

      Best calendar quarter return: 26.98% - quarter ended 12/31/99.

      Worst calendar quarter return: -23.39% - quarter ended 9/30/90.

           Average Annual Total Returns - Periods Ended 12/31/99

                                                   CLASS B         CLASS C         CLASS D
                           ONE   FIVE    TEN   SINCE INCEPTION SINCE INCEPTION SINCE INCEPTION
                          YEAR   YEARS  YEARS      4/22/96         5/27/99         5/3/93
                          -----  -----  -----  --------------- --------------- ---------------
  Class A                  7.90% 13.53% 14.94%         --              --              --
  Class B                  7.46    n/a    n/a        6.12%             --              --
  Class C                   n/a    n/a    n/a          --           26.00%             --
  Class D                 11.46  13.76    n/a          --              --           15.54%
  Russell 2000 Index      21.26  16.69  13.40       12.12(/1/)      15.97(/2/)      14.67(/3/)
  Russell 2000 Growth
   Index                  43.09  18.99  13.51       13.65(/1/)      33.52(/2/)      16.54(/3/)
  Lipper Small Cap Funds
   Average                30.04  20.23  17.28       15.00(/1/)      27.64(/2/)      17.65(/3/)

 The Russell 2000 Index, Russell 2000 Growth Index, and the Lipper Small Cap Funds Average are unmanaged benchmarks that assume the reinvestment of dividends and capital gain distributions. The Lipper Average does not reflect any sales charges and the Russell Indices do not reflect any fees or sales charges. The Russell 2000 Index measures the performance of small-cap stocks, the Russell 2000 Growth Index measures the performance of small-cap growth stocks, and the Lipper Average measures the performance of mutual funds with investment objectives similar to the Fund.
 (/1/) From April 30, 1996.

 (/2/) From May 31, 1999.

 (/3/) From April 30, 1993.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

 Shareholder Fees                            Class A     Class B Class C Class D
 ----------------                            -------     ------- ------- -------
 Maximum Sales Charge (Load)...............   4.75%          5%      2%      1%
 Maximum Sales Charge (Load) on Purchases
  (as a % of offering price)...............   4.75%(/1/)   none      1%    none
 Maximum Contingent Deferred Sales Charge
  (Load) (CDSC) on Redemptions (as a % of
  original purchase price or current net
  asset value, whichever is less)..........    none(/1/)     5%      1%      1%
 Annual Fund Operating Expenses for Fiscal
 Year 1999
 -----------------------------------------
 (as a percentage of average net assets)
 Management Fees...........................    .95%        .95%    .95%    .95%
 Distribution and/or Service (12b-1) Fees..    .24%       1.00%   1.00%   1.00%
 Other Expenses............................    .43%        .43%    .43%    .43%
                                              -----       -----   -----   -----
 Total Annual Fund Operating Expenses......   1.62%       2.38%   2.38%   2.38%
                                              =====       =====   =====   =====

(/1/If)you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


 Management Fees:
 Fees paid out of Fund
 assets to the
 investment manager to
 compensate it for
 managing the Fund.

 12b-1 Fees:
 Fees paid by each
 Class, pursuant to a
 plan adopted by the
 Fund under Rule 12b-1
 of the Investment
 Company Act of 1940.
 The plan allows each
 Class to pay
 distribution and/or
 service fees for the
 sale and distribution
 of its shares and for
 providing services to
 shareholders.

 Other Expenses:

 Miscellaneous
 expenses of running
 the Fund, including
 such things as
 transfer agency,
 registration,
 custody, auditing and
 legal fees.


Example
This example is intended to help you compare the expenses of investing in the Fund with the expenses of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $632  $  962  $1,314   $2,306
Class B    741   1,042   1,470    2,527+
Class C    439     835   1,358    2,789
Class D    341     742   1,270    2,716

If you did not sell your shares at the end of each period, your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $632  $  962  $1,314   $2,306
Class B    241     742   1,270    2,527+
Class C    339     835   1,358    2,789
Class D    241     742   1,270    2,716

+ Class B shares will automatically convert to Class A shares after eight years.

Management

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and strategies, and administers the Fund's business and other affairs.

Established in 1864, Seligman currently serves as manager to 20 US registered investment companies, which offer more than 50 investment portfolios with approximately $27.4 billion in assets as of December 31, 1999. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at December 31, 1999, of approximately $11.3 billion.

The Fund pays Seligman a fee for its management services. The fee rate declines as the Fund's net assets increase. It is equal to an annual rate of .95% of the Fund's average daily net assets on the first $750 million of net assets and
 .85% of the Fund's average daily net assets in excess of $750 million. For the Fund's fiscal year ended October 31, 1999, the management fee paid by the Fund to Seligman was equal to an annual rate of 0.95% of the Fund's average daily net assets.

Year 2000

January 1, 2000 has come and gone. Participants in the financial services industry, including Seligman and SDC, have substantially completed programs designed to ensure that their computer systems properly process and calculate date-related information in the Year 2000 and beyond. To date, the Fund has not experienced any Year 2000-related problems, and the Fund believes that the systems on which it relies will continue to function properly, but this is not guaranteed. The Fund, like other investment companies, financial and business organizations and individuals around the world, could be adversely affected if the computer systems on which it relies (including the systems of its third-party service providers) fail to interpret data properly because of Year 2000 problems. The Fund will continue to monitor the potential impact of Year 2000 issues, including any impact on the issuers of securities in which the Fund invests. A Year 2000 problem yet to be identified or anticipated by those issuers, or identified but not adequately addressed, could adversely impact the Fund's performance.

Portfolio Management

The Fund is managed by the Seligman Small Company Team, headed by Mr. Arsen Mrakovcic. Mr. Mrakovcic, a Managing Director of Seligman, has been Vice President and Portfolio Manager of the Fund since October 1, 1995. Mr. Mrakovcic joined Seligman in June 1992 as a Portfolio Assistant. He was named Vice President, Investment Officer on January 1, 1995, and Managing Director on January 1, 1996. Mr. Mrakovcic also co-manages Seligman Global Smaller Companies Fund; and he manages the Seligman Frontier Portfolio and co- manages the Seligman Global Smaller Companies Portfolio, two portfolios of Seligman Portfolios, Inc.

  Affiliates of Seligman:

  Seligman Advisors, Inc.:

  The Fund's general
  distributor; responsible
  for accepting orders for
  purchases and sales of
  Fund shares.

  Seligman Services, Inc.:
  A limited purpose
  broker/dealer; acts as the
  broker/dealer of record
  for shareholder accounts
  that do not have a
  designated financial
  advisor.

  Seligman Data Corp. (SDC):
  The Fund's shareholder
  service agent; provides
  shareholder account
  services to the Fund at
  cost.

Shareholder Information

Deciding Which Class of Shares to Buy
Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:
 . The amount you plan to invest.
 . How long you intend to remain invested in the Fund, or another Seligman mutual fund.
 . If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.
 . Whether you may be eligible for reduced or no sales charges when you buy or sell shares.
Your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A
  . Initial sales charge on Fund purchases, as set forth below:

                                                       Sales Charge   Regular Dealer
                                    Sales Charge          as a %         Discount
                                       as a %             of Net        as a % of
   Amount of your Investment   of Offering Price(/1/) Amount Invested Offering Price
   -------------------------   ---------------------- --------------- --------------
   Less than $ 50,000                   4.75%              4.99%           4.25%
   $50,000 - $ 99,999                   4.00               4.17            3.50
   $100,000 - $249,999                  3.50               3.63            3.00
   $250,000 - $499,999                  2.50               2.56            2.25
   $500,000 - $999,999                  2.00               2.04            1.75
   $1,000,000 and
    over(/2/)                           0.00               0.00            0.00

  (/1/"Offering)Price" is the amount that you actually pay for Fund shares;
      it includes the initial sales charge.
  (/2/You)will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.
  . Annual 12b-1 fee (for shareholder services) of up to 0.25%.
  . No sales charge on reinvested dividends or capital gain distributions.
  . Certain employer-sponsored defined contribution-type plans can purchase shares with no initial sales charge.


Class B
  . No initial sales charge on purchases.
  . A declining CDSC on shares sold within 6 years of purchase:

   Years Since Purchase               CDSC
   --------------------               ----
   Less than 1 year                     5%
   1 year or more but less than 2
    years                               4
   2 years or more but less than 3
    years                               3
   3 years or more but less than 4
    years                               3
   4 years or more but less than 5
    years                               2
   5 years or more but less than 6
    years                               1
   6 years or more                      0

  . Annual 12b-1 fee (for distribution and shareholder services) of 1.00%. . Automatic conversion to Class A shares after eight years, resulting in lower ongoing 12b-1 fees.
  . No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.


 Your purchase of Class B
 shares must be for less
 than $250,000, because if
 you invest $250,000 or
 more, you will pay less in
 fees and charges if you buy
 another Class of shares.

  Class C
  . Initial sales charge on Fund purchases, as set forth below:

                                                                      Regular Dealer
                                    Sales Charge       Sales Charge      Discount
                                       as a %          as a % of Net    as a % of
   Amount of your Investment   of Offering Price(/1/) Amount Invested Offering Price
   -------------------------   ---------------------- --------------- --------------
   Less than $100,000                   1.00%              1.01%           1.00%
   $100,000 - $249,999                  0.50               0.50            0.50
   $250,000 -
    $1,000,000(/2/)                     0.00               0.00            0.00

  (/1/"Offering)Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
  (/2/Your)purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.
  . A 1% CDSC on shares sold within eighteen months of purchase.
  . Annual 12b-1 fee (for distribution and shareholder services) of 1.00%. . No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

  . No sales charge on reinvested dividends or capital gain distributions.

  . No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.


  Class D*
  . No initial sales charge on purchases.
  . A 1% CDSC on shares sold within one year of purchase.
  . Annual 12b-1 fee (for distribution and shareholder services) of 1.00%. . No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.
  . No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

  *Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.


Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Fund's Board of Directors believes that no conflict of interest currently exists between the Fund's Class A, Class B, Class C, and Class D shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (oldest to youngest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund. For the purpose of calculating the CDSC when you sell shares that you acquired by exchanging shares of the Fund, it will be assumed that you held the shares since the date you purchased the shares of the Fund.

Pricing of Fund Shares
When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. Purchase or sale orders received by an authorized dealer or financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and accepted by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. Your broker/dealer or financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business.
If your buy or sell order is received by your broker/dealer or financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.
The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B, Class C, and Class D shares will generally be lower than the NAV of Class A shares of the Fund.
Securities owned by the Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

 NAV:
 Computed
 separately for
 each Class by
 dividing that
 Class's share of
 the net assets of
 the Fund (i.e.,
 its assets less
 liabilities) by
 the total number
 of outstanding
 shares of the
 Class.


Opening Your Account

The Fund's shares are sold through authorized broker/dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy--Class D."
To make your initial investment in the Fund, contact your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.
The required minimum initial investments are:
    . Regular (non-retirement) accounts: $1,000

    . For accounts opened concurrently with Invest-A-Check(R):
    $100 to open if you will be making monthly investments
    $250 to open if you will be making quarterly investments

 You may buy shares of the
 Fund for all types of
 tax-deferred retirement
 plans. Contact Retirement
 Plan Services at the
 address or phone number
 listed on the inside back
 cover of this prospectus
 for information and to
 receive the proper forms.

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.
You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate account statements will be sent to you free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.
   If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a signature guarantee) at a later date.

How to Buy Additional Shares


After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent investments must be for $100 or more.

Shares may be purchased through your authorized financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Your investment will be made in the Class you already own. Send investment checks to:
          Seligman Data Corp.
          P.O. Box 9766
          Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use third party or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of the Fund. If you wish to use this service, contact SDC or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name, and Class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

Seligman Time Horizon Matrixsm. (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset allocation strategy around the cost of your future commitments and the time you have to meet them. Contact your financial advisor for more information.

Seligman Harvestersm. If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, prioritizing your expenses, and establishing a prudent withdrawal schedule. Contact your financial advisor for more information.

How to Exchange Shares Among the Seligman Mutual Funds


You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund.
Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.
If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.
See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact your financial advisor or SDC to obtain the applicable fund prospectus(es).You should read and understand a fund's prospectus before investing. Some funds may not offer all Classes of shares.

How to Sell Shares
The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."
When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).

You may sell shares to the Fund through a broker/dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the dealer or financial advisor may charge a fee. Contact your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.
As an additional measure to protect you and the Fund, SDC may confirm written redemption requests that are (1) for $25,000 or more, or (2) directed to be paid to an alternate payee or sent to an address other than the address of record, with you or your financial advisor by telephone before sending you your money. This will not affect the date on which your redemption is actually processed.
If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.
You will need to guarantee your signature(s) if the proceeds are:
      (1) $50,000 or more;

      (2) to be paid to someone other than the account owner; or
      (3) mailed to other than your address of record.

 Signature Guarantee:
 Protects you and the
 Fund from fraud. It
 guarantees that a
 signature is genuine. A
 guarantee must be
 obtained from an
 eligible financial
 institution.
 Notarization by a notary
 public is not an
 acceptable guarantee.


You may need to provide additional documents to sell Fund shares if you are:

 . a corporation;
 . an executor or administrator;
 . a trustee or custodian; or
 . in a retirement plan.

Contact your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account in 3-4 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, or Class D shares and reinvest your dividends and capital gain distributions, you may withdraw 12%, 10%, or 10%, respectively, of the value of your Fund account (at the time of election) annually without a CDSC.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:
 . Refuse an exchange request if:
   1. you have exchanged twice from the same fund in any three-month period;
   2. the amount you wish to exchange equals the lesser of $1,000,000 or 1% of the Fund's net assets; or
   3. you or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.
 . Refuse any request to buy Fund shares.
 . Reject any request received by telephone.
 . Suspend or terminate telephone services.
 . Reject a signature guarantee that SDC believes may be fraudulent.
 . Close your fund account if its value falls below $500.
 . Close your account if it does not have a certified taxpayer identification number.

Telephone Services

You and your broker/dealer or financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:
 . Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record).
 . Exchange shares between funds.
 . Change dividend and/or capital gain distribution options.
 . Change your address.
 . Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form.

Restrictions apply to certain types of accounts:

 . Trust accounts on which the current trustee is not listed may not sell
   Fund shares by phone.
 . Corporations may not sell Fund shares by phone.
 . IRAs may only exchange Fund shares or request address changes by phone.
 . Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. Your broker/dealer or financial advisor representative may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to write, and it may take longer for your request to be processed. The Fund's NAV may fluctuate during this time.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine.

Reinstatement Privilege

If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the Fund or any other Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

Dividends And Capital Gain Distributions

The Fund generally pays any dividends from its net investment income and distributes net capital gains realized on investments annually. It is expected that the Fund's distributions will be primarily capital gains.


                        You may elect to:

 Dividend:              (1) reinvest both dividends and capital gain
                        distributions;

 A payment by a         (2) receive dividends in cash and reinvest capital
 mutual fund,           gain distributions; or
 usually derived
 from the fund's        (3) receive both dividends and capital gain
 net investment         distributions in cash.
 income
 (dividends and         Your dividends and capital gain distributions will be
 interest earned        reinvested if you do not instruct otherwise or if you
 on portfolio           own Fund shares in a Seligman tax-deferred retirement
 securities less        plan.
 expenses).
                        If you want to change your election, you may write SDC
 Capital Gain           at the address listed on the back cover of this
   Distribution:        prospectus or, if you have telephone services, you or
 A payment to           your financial advisor may call SDC. Your request must
 mutual fund            be received by SDC before the record date to be
 shareholders           effective for that dividend or capital gain
 which                  distribution.
 represents
 profits                Cash dividends or capital gain distributions will be
 realized on the        sent by check to your address of record or, if you
 sale of                have current ACH bank information on file, directly
 securities in a        deposited into your predesignated bank account within
 fund's                 3-4 business days from the payable date.
 portfolio.
                        Dividends and capital gain distributions are
 Ex-dividend Date:      reinvested to buy additional Fund shares on the
 The day on             payable date using the NAV of the ex-dividend date.
 which any
 declared               Dividends on Class B, Class C, and Class D shares will
 distributions          be lower than the dividends on Class A shares as a
 (dividends or          result of their higher 12b-1 fees. Capital gain
 capital gains)         distributions will be paid in the same amount for each
 are deducted           Class.
 from a fund's
 assets before
 it calculates
 its NAV.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

Dividends paid by the Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds
Equity
Specialty
--------------------------------------------------------------------------------
Seligman Communications and
Information Fund
Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.
Seligman Global Technology Fund
Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.
Seligman Emerging Markets Fund
Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.
Small Company
--------------------------------------------------------------------------------
Seligman Frontier Fund
Seeks growth of capital by investing primarily in small company growth stocks. Seligman Small-Cap Value Fund
Seeks long-term capital appreciation by investing in equities of small companies, deemed to be "value" companies by the investment manager.
Seligman Global Smaller Companies Fund
Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.
Medium Company
--------------------------------------------------------------------------------
Seligman Capital Fund
Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.
Large Company
--------------------------------------------------------------------------------
Seligman Growth Fund
Seeks long-term growth of capital value and an increase in future income. Seligman Global Growth Fund
Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.
Seligman Large-Cap Value Fund
Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

Seligman Common Stock Fund
Seeks favorable, but not the highest, current income and long-term growth of both income and capital, without exposing capital to undue risk.
Seligman International Growth Fund
Seeks long-term capital appreciation by investing in securities of medium- to large-sized companies, primarily in the developed markets outside the US. Balanced
--------------------------------------------------------------------------------
Seligman Income Fund
Seeks high current income and improvement in capital value over the long term, consistent with prudent risk of capital.
Fixed-Income
Income
--------------------------------------------------------------------------------
Seligman High-Yield Bond Fund
Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds." Seligman U.S. Government Securities Fund
Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.
Municipal
--------------------------------------------------------------------------------
Seligman Municipal Funds:
National Fund
Seeks maximum income, exempt from regular federal income taxes.
State-specific funds:*
Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.
California Louisiana    New Jersey
 . High-Yield
           Maryland     New York
 . Quality  MassachusettsNorth Carolina
Colorado   Michigan     Ohio
Florida    Minnesota    Oregon
Georgia    Missouri     Pennsylvania
                        South Carolina
* A small portion of income may be subject to state taxes.
Money Market
--------------------------------------------------------------------------------
Seligman Cash Management Fund
Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

Asset Allocation

Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as domestic fixed-income securities.

Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of fixed-income securities and cash than Seligman Time Horizon 10 Fund.

Financial Highlights

The tables below are intended to help you understand the financial performance of the Fund's Classes for the past five years and one month or, if less than five years and one month, the period of the Class's operations. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your capital gain distributions. Total returns do not reflect any sales charges. Deloitte & Touche llp, independent auditors, have audited this information. Their reports, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

                                                  CLASS A
                            ---------------------------------------------------

                           One Month
                             ended              Year ended September 30,
                          October 31, -------------------------------------------------
                            1999**      1999      1998       1997      1996      1995
                          -----------  ------    ------     ------    ------    ------
Per Share Data:*
Net asset value,
 beginning of period....     $13.23     $12.44     $17.55    $15.38    $14.04    $11.62
                           --------   --------  ---------  --------  --------  --------
Income from investment
 operations:
 Net investment income
  (loss)................      (0.02)     (0.15)     (0.16)    (0.16)    (0.13)    (0.06)
 Net gains or losses on
  securities (both
  realized and
  unrealized)...........      (0.28)      0.94      (3.32)     3.20      1.95      3.87
                           --------   --------  ---------  --------  --------  --------
Total from investment
 operations.............      (0.30)      0.79      (3.48)     3.04      1.82      3.81
                           --------   --------  ---------  --------  --------  --------
Less distributions:
 Distributions from
  capital gains.........        --         --       (1.63)    (0.87)    (0.48)    (1.39)
                           --------   --------  ---------  --------  --------  --------
Total distributions.....        --         --       (1.63)    (0.87)    (0.48)    (1.39)
                           --------   --------  ---------  --------  --------  --------
Net asset value, end of
 period.................     $12.93     $13.23     $12.44    $17.55    $15.38    $14.04
                           ========   ========  =========  ========  ========  ========
Total Return:               (2.27)%      6.35%   (21.32)%    21.19%    13.40%    36.80%
Ratios/Supplemental
 Data:
Net assets, end of
 period (in thousands)..   $197,424   $212,664  $ 379,945  $568,261  $523,737  $272,122
Ratio of expenses to
 average net assets.....     1.76%+      1.62%      1.47%     1.52%     1.56%     1.43%
Ratio of net income
 (loss) to average net
 assets.................   (1.63)%+    (1.16)%    (1.05)%   (1.10)%   (0.91)%   (0.50)%
Portfolio turnover
 rate...................      5.19%     56.31%     83.90%    97.37%    59.36%    71.52%

--------------

See footnotes on page 16.

                                               CLASS B                                 CLASS C
                          ----------------------------------------------------  ----------------------
                           One Month          Year ended                         One Month
                             ended          September 30,           4/22/96***     ended    5/27/99***
                          October 31, ----------------------------      to      October 31,     to
                            1999**      1999      1998      1997     9/30/96      1999**     9/30/99
                          ----------- --------  --------  --------  ----------  ----------- ----------
Per Share Data:*
Net asset value,
 beginning of period....     $12.32     $11.66    $16.68    $14.78     $14.55      $12.32     $12.18
                           --------   --------  --------  --------   --------    --------    -------
Income from investment
 operations:
 Net investment income
  (loss)................      (0.02)     (0.23)    (0.27)    (0.27)     (0.11)      (0.02)     (0.08)
 Net gains or losses on
  securities (both
  realized and
  unrealized)...........      (0.27)      0.89     (3.12)     3.04       0.34       (0.27)      0.22
                           --------   --------  --------  --------   --------    --------    -------
Total from investment
 operations.............      (0.29)      0.66     (3.39)     2.77       0.23       (0.29)      0.14
                           --------   --------  --------  --------   --------    --------    -------
Less Distributions:
 Distributions from
  capital gains.........         --         --     (1.63)    (0.87)        --          --         --
                           --------   --------  --------  --------   --------    --------    -------
Total distributions.....         --         --     (1.63)    (0.87)        --          --         --
                           --------   --------  --------  --------   --------    --------    -------
Net asset value, end of
 period.................     $12.03     $12.32    $11.66    $16.68     $14.78      $12.03     $12.32
                           ========   ========  ========  ========   ========    ========    =======
Total Return:               (2.35)%      5.66%  (21.95)%    20.17%      1.58%     (2.35)%      1.15%
Ratios/Supplemental
 Data:
Net assets, end of
 period (in thousands)..    $47,310    $49,080   $67,199   $69,869    $24,016        $420      $403
Ratio of expenses to
 average net assets.....      2.52%+     2.38%     2.24%     2.30%      2.45%+      2.52%+     2.36%+
Ratio of net income
 (loss) to average net
 assets.................    (2.39)%+   (1.92)%   (1.82)%   (1.88)%    (1.80)%+    (2.39)%+   (1.84)%+
Portfolio turnover
 rate...................      5.19%     56.31%    83.90%    97.37%     59.36%++     5.19%     56.31%+++
                                                     CLASS D
                          -----------------------------------------------------------------
                           One Month
                             ended                Year ended September 30,
                          October 31, -----------------------------------------------------
                            1999**      1999      1998      1997       1996        1995
                          ----------- --------  --------  --------  ----------  -----------
Per Share Data:*
Net asset value,
 beginning of period....     $12.32     $11.67    $16.69    $14.77     $13.61      $11.40
                           --------   --------  --------  --------   --------    --------
Income from investment
 operations:
 Net investment income
  (loss)................      (0.02)     (0.23)    (0.27)    (0.27)     (0.24)      (0.15)
 Net gains or losses on
  securities (both
  realized and
  unrealized)...........      (0.27)      0.88     (3.12)     3.06       1.88        3.75
                           --------   --------  --------  --------   --------    --------
Total from investment
 operations.............      (0.29)      0.65     (3.39)     2.79       1.64        3.60
                           --------   --------  --------  --------   --------    --------
Less Distributions:
 Distributions from
  capital gains.........        --          --     (1.63)    (0.87)     (0.48)      (1.39)
                           --------   --------  --------  --------   --------    --------
Total distributions.....        --          --     (1.63)    (0.87)     (0.48)      (1.39)
                           --------   --------  --------  --------   --------    --------
Net asset value, end of
 period.................     $12.03     $12.32    $11.67    $16.69     $14.77      $13.61
                           ========   ========  ========  ========   ========    ========
Total Return:               (2.35)%      5.57%  (21.94)%    20.32%     12.47%      35.53%
Ratios/Supplemental
 Data:
Net assets, end of
 period (in thousands)..   $123,955   $136,173  $263,900  $390,904   $337,327    $145,443
Ratio of expenses to
 average net assets.....      2.52%+     2.38%     2.24%     2.30%      2.35%       2.29%
Ratio of net income
 (loss) to average net
 assets.................    (2.39)%+   (1.92)%   (1.82)%   (1.88)%    (1.70)%     (1.35)%
Portfolio turnover
 rate...................      5.19%     56.31%    83.90%    97.37%     59.36%      71.52%

--------------

  * Per share amounts are calculated based on average shares outstanding.

 ** Effective for the period ended October 31, 1999, the Fund's Board of
    Directors approved a change of the Fund's fiscal year end from September 30 to October 31.

*** Commencement of offering of shares.

  + Annualized.

 ++ For the period ended September 30, 1996.

+++ For the period ended September 30, 1999.

How to Contact Us

The Fund                     Write:         Corporate Communications/
                                            Investor Relations Department
                                            J. & W. Seligman & Co. Incorporated
                                            100 Park Avenue, New York, NY 10017

                             Phone:         Toll-Free (800) 221-7844 in the US or
                                            (212) 850-1864 outside the US

                             Website:       http://www.seligman.com

Your Regular
(Non-Retirement) Account
                             Write:         Shareholder Services Department
                                            Seligman Data Corp.
                                            100 Park Avenue, New York, NY 10017

                             Phone:         Toll-Free (800) 221-2450 in the US or
                                            (212) 682-7600 outside the US

                             Website:       http://www.seligman.com

Your Retirement
Account                      Write:         Retirement Plan Services
                                            Seligman Data Corp.
                                            100 Park Avenue, New York, NY 10017

                             Phone:         Toll-Free (800) 445-1777

             24-hour automated telephone access is
             available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.

For More Information



The following information is available without charge upon request: Call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the Edgar Database on the SEC's Internet site: http://www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER: 811-4078

                          SELIGMAN FRONTIER FUND, INC.



                       Statement of Additional Information
                                February 1, 2000


                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864
                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777



This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of Seligman Frontier Fund, Inc., dated February 1, 2000. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which you may obtain by writing or calling the Fund at the above address or telephone numbers.

The financial statements and notes included in the Fund's Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.



                                Table of Contents

      Fund History..........................................................  2
      Description of the Fund and its Investments and Risks.................  2
      Management of the Fund................................................  5
      Control Persons and Principal Holders of Securities...................  10
      Investment Advisory and Other Services................................  10
      Brokerage Allocation and Other Practices..............................  16
      Capital Stock and Other Securities ...................................  16
      Purchase, Redemption, and Pricing of Shares...........................  17
      Taxation of the Fund..................................................  22
      Underwriters..........................................................  23
      Calculation of Performance Data ......................................  25
      Financial Statements..................................................  27
      General Information...................................................  27
      Appendix .............................................................  28

                                  Fund History

The Fund was incorporated under the laws of the state of Maryland on July 9, 1984.

              Description of the Fund and Its Investments and Risks

Classification

The Fund is a diversified open-end management investment company, or mutual fund.

Investment Strategies and Risks

The following information regarding the Fund's investments and risks supplements the information contained in the Fund's Prospectus.

Foreign Securities. The Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through American Depositary Receipts (ADRs) in other securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities and there may be delays and risks attendant in local settlement procedures. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability, the possible nationalization of issuers and the risk of expropriation or restrictions on the repatriation of proceeds of sale. In addition, foreign investments may be subject to withholding and other taxes. ADRs, which are traded in dollars on US Exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. The Fund may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through ADRs or to commercial paper and certificates of deposit issued by foreign banks.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Fund's assets to be invested within various countries is not known.

Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and broker/dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a US Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be fully collateralized.

Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be so invested.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (1933 Act)) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.


Borrowing. The Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 15% of the value of its total assets. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.


Put Options. The Fund may purchase put options on portfolio securities in an attempt to provide a hedge against a decrease in the market price of an underlying security held by the Fund. The Fund will not purchase options for speculative purposes.

Purchasing a put option gives the Fund the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. This hedge protection is provided during the life of the put option since the Fund, as holder of the put option, can sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

Because a purchased put option gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. If the underlying position incurs a gain, the Fund would let the option expire resulting in a reduced profit on the underlying security equal to the cost of the put option premium and transaction costs.

When the Fund purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly. The cost of the put option is limited to the premium plus commission paid. The Fund's maximum financial exposure will be limited to these costs.

The Fund may purchase both listed and over-the-counter put options. The Fund will be exposed to the risk of counterparty nonperformance in the case of over-the-counter put options.

Put options on securities may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to purchase options even when they are available. The Fund's ability to engage in option transactions may be limited by tax considerations.

Rights and Warrants. The Fund may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in the Fund's investment restrictions regarding such securities.

The Fund may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Fund's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker/dealers or other institutions if the investment manager believes such loans will be beneficial to the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividend or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed-upon amount of interest income from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral.

Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fund Policies

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the Fund's outstanding voting securities. Under these policies, the Fund may not:

o Borrow money, except from banks for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not to exceed 15% of the value of its total assets. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets;

o Purchase securities on "margin," or sell "short", or write or purchase put, call, straddle or spread options, except that the Fund may make margin deposits on future contracts, and may purchase put options solely for the purpose of hedging against a decline in the price of securities held in the Fund's portfolio;

o Invest more than 5% of its total assets, at market value, in securities of any one issuer other than the US Government, its agencies or instrumentalities, buy more than 10% of the voting securities of any issuer, or invest to control or manage any company;

o Invest more than 5% of the value of its total assets, at market value, in securities of any company which, with their predecessors, have been in operation less than three continuous years, provided, however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded from this calculation;

o    Invest more than 25% of the value of its total assets in any one industry;


o Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for directors;


o Purchase or sell commodities and commodity contracts other than stock index futures contracts or purchase or hold real estate;

o Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;


o Underwrite the securities of other issuers except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security;

o Make loans, except loans of portfolio securities (which loans would be fully collateralized and marked to market daily) and except to the extent the purchase of notes, bonds or other evidences of indebtedness, or the entry into repurchase agreements may be considered loans; or


o Invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants, of which no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges.

The Fund also may not change its investment objective without shareholder approval.

Under the Investment Company Act of 1940, as amended (1940 Act), a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.


Portfolio Turnover

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the fiscal year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rates for the fiscal years ended September 30, 1999 and 1998 were 56.31% and 83.90%, respectively, and for the one-month period ended October 31, 1999 was 5.19%.


                             Management of the Fund

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Fund.

Management Information

Directors and officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

              Name,                                                                  Principal
            (Age) and                Position(s) Held                          Occupation(s) During
             Address                     with Fund                                 Past 5 Years
            ---------                ----------------                          --------------------
       William C. Morris*          Director, Chairman     Chairman, J. & W. Seligman & Co. Incorporated, Chairman and
              (61)                 of the Board, Chief    Chief Executive Officer, the Seligman Group of investment
                                   Executive Officer      companies; Chairman, Seligman Advisors, Inc, Seligman
                                   and Chairman of the    Services, Inc., and Carbo Ceramics Inc., ceramic proppants for
                                   Executive Committee    oil and gas industry; and Director, Seligman Data Corp.,
                                                          Kerr-McGee Corporation, diversified energy company.  Formerly,
                                                          Director, Daniel Industries Inc., manufacturer of oil and gas metering equipment.

              Name,                                                                  Principal
            (Age) and                Position(s) Held                          Occupation(s) During
             Address                     with Fund                                 Past 5 Years
            ---------                ----------------                          --------------------
         Brian T. Zino*            Director, President    Director and President, J. & W. Seligman & Co. Incorporated;
              (47)                 and Member of the      President (with the exception of Seligman Quality Municipal
                                   Executive Committee    Fund, Inc. and Seligman Select Municipal Fund, Inc.) and
                                                          Director or Trustee, the Seligman Group of investment
                                                          companies; Chairman, Seligman Data Corp.; Member of the Board
                                                          of Governors of the Investment Company Institute; and
                                                          Director, ICI Mutual Insurance Company, Seligman Advisors,
                                                          Inc., and Seligman Services, Inc.

      Richard R. Schmaltz*         Director and Member    Director and Managing Director, Director of Investments, J. &
              (59)                 of the Executive       W. Seligman & Co. Incorporated; Director or Trustee, the
                                   Committee              Seligman Group of investment companies (except Seligman Cash
                                                          Management Fund, Inc.); Director, Seligman Henderson Co., and
                                                          Trustee Emeritus of Colby College.  Formerly, Director,
                                                          Investment Research at Neuberger & Berman from May 1993 to
                                                          September 1996.

         John R. Galvin                  Director         Dean, Fletcher School of Law and Diplomacy at Tufts
              (70)                                        University; Director or Trustee, the Seligman Group of
        Tufts University                                  investment companies; Chairman Emeritus, American Council on
         Packard Avenue,                                  Germany; Governor of the Center for Creative Leadership;
        Medford, MA 02155                                 Director; Raytheon Co., electronics; National Defense
                                                          University; and the Institute for Defense Analysis.  Formerly,
                                                          Director, USLIFE Corporation, life insurance; Ambassador, U.S.
                                                          State Department for negotiations in Bosnia; Distinguished
                                                          Policy Analyst at Ohio State University and Olin Distinguished
                                                          Professor of National Security Studies at the United States
                                                          Military Academy.  From June 1987 to June 1992, he was the
                                                          Supreme Allied Commander, Europe and the Commander-in-Chief,
                                                          United States European Command.

        Alice S. Ilchman                 Director         Retired President, Sarah Lawrence College; Director or
              (64)                                        Trustee, the Seligman Group of investment companies; Trustee,
       18 Highland Circle                                 the Committee for Economic Development; and Chairman, The
      Bronxville, NY 10708                                Rockefeller Foundation, charitable foundation.  Formerly,
                                                          Trustee,   The  Markle Foundation, philanthropic organization;
                                                          and Director, New York Telephone Company and International
                                                          Research and Exchange Board, intellectual exchanges.

        Frank A. McPherson               Director         Retired Chairman and Chief Executive Officer of Kerr-McGee
               (66)                                       Corporation; Director or Trustee, the Seligman Group of
    2601 Northwest Expressway,                            investment companies; Director, Kimberly-Clark Corporation,
            Suite 805E                                    consumer products; Bank of Oklahoma Holding Company; Baptist
     Oklahoma City, OK 73112                              Medical Center; Oklahoma Chapter of the Nature Conservancy;
                                                          Oklahoma Medical Research Foundation; and National Boys and
                                                          Girls Clubs of America; and Member of the Business Roundtable
                                                          and National Petroleum Council.  Formerly, Chairman, Oklahoma
                                                          City Public Schools Foundation; and Director, Federal Reserve
                                                          System's Kansas City Reserve Bank and the Oklahoma City
                                                          Chamber of Commerce.

              Name,                                                                  Principal
            (Age) and                Position(s) Held                          Occupation(s) During
             Address                     with Fund                                 Past 5 Years
            ---------                ----------------                          --------------------

          John E. Merow                  Director         Retired Chairman and Senior Partner, Sullivan & Cromwell, law
              (70)                                        firm; Director or Trustee, the Seligman Group of investment
        125 Broad Street,                                 companies; Director, Commonwealth Industries, Inc.,
       New York, NY 10004                                 manufacturers of aluminum sheet products; the Foreign Policy
                                                          Association; Municipal Art Society of New York; the U.S.
                                                          Council for International Business; and New York-Presbyterian
                                                          Hospital; Chairman, New York-Presbyterian Healthcare Network,
                                                          Inc.; Vice-Chairman, the U.S.-New Zealand Council; and Member
                                                          of the American Law Institute and Council on Foreign
                                                          Relations.

         Betsy S. Michel                 Director         Attorney; Director or Trustee, the Seligman Group of
              (57)                                        investment companies; Trustee, The Geraldine R. Dodge
          P.O. Box 449                                    Foundation, charitable foundation.  Formerly, Chairman of the
       Gladstone, NJ 07934                                Board of Trustees of St. George's School (Newport, RI) and
                                                          Director, the National Association of Independent Schools
                                                          (Washington, DC).


         James C. Pitney                  Director        Retired Partner, Pitney, Hardin, Kipp & Szuch, law firm;
              (73)                                        Director or Trustee, the Seligman Group of investment
      Park Avenue at Morris                               companies.  Formerly, Director, Public Service Enterprise
     County, P.O. Box 1945,                               Group, public utility.
      Morristown, NJ 07962


        James Q. Riordan                 Director         Director or Trustee, the Seligman Group of investment
              (72)                                        companies; Director, The Houston Exploration Company, oil
        675 Third Avenue,                                 exploration; The Brooklyn Museum, KeySpan Energy Corporation;
           Suite 3004                                     and Public Broadcasting Service; and Trustee, the Committee
       New York, NY 10017                                 for Economic Development.  Formerly, Co-Chairman of the Policy
                                                          Council of the Tax Foundation; Director, Tesoro Petroleum
                                                          Companies, Inc. and Dow Jones & Company, Inc.; Director and
                                                          President, Bekaert Corporation; and Co-Chairman, Mobil
                                                          Corporation.

        Robert L. Shafer                 Director         Retired Vice President, Pfizer Inc., pharmaceuticals; Director
              (66)                                        or Trustee, the Seligman Group of investment companies.
      96 Evergreen Avenue,                                Formerly, Director, USLIFE Corporation, life insurer.
          Rye, NY 10580

        James N. Whitson                 Director         Director and Consultant, Sammons Enterprises, Inc., a
              (64)                                        diversified holding company; Director or Trustee, the
     6606 Forestshire Drive                               Seligman Group of investment companies; Director, C-SPAN, cable
        Dallas, TX 75230                                  television, and CommScope, Inc., manufacturer of coaxial cables.
                                                          Formerly, Executive Vice President, Chief Operating Officer,
                                                          Sammons Enterprises, Inc.; and Director, Red Man Pipe and Supply
                                                          Company, piping and other materials.

              Name,                                                                  Principal
            (Age) and                Position(s) Held                          Occupation(s) During
             Address                     with Fund                                 Past 5 Years
            ---------                ----------------                          --------------------
         Arsen Mrakovcic           Vice President and     Managing Director, J. & W. Seligman & Co. Incorporated; Vice
               (34)                Portfolio Manager      President and Portfolio Manager, two other open-end investment companies in the Seligman Group of investment companies.
                                                          Formerly, Vice President, Investment Officer, J. & W. Seligman
                                                          & Co. Incorporated, from January 1995 to January 1996 and
                                                          Portfolio Assistant, J. & W. Seligman & Co. Incorporated, from
                                                          June 1992 to January 1995.

        Lawrence P. Vogel             Vice President      Senior Vice President, Finance, J. & W. Seligman & Co.
              (43)                                        Incorporated, Seligman Advisors, Inc., and Seligman Data
                                                          Corp.; Vice President, the Seligman Group of investment
                                                          companies, and Seligman Services, Inc.; Vice President and
                                                          Treasurer, Seligman International, Inc.; and Treasurer,
                                                          Seligman Henderson Co.

         Frank J. Nasta                  Secretary        General Counsel, Senior Vice President, Law and Regulation and
              (35)                                        Corporate Secretary, J. & W. Seligman & Co. Incorporated;
                                                          Secretary, the Seligman Group of investment companies,
                                                          Seligman Advisors, Inc., Seligman Henderson Co., Seligman
                                                          Services, Inc., Seligman International, Inc. and Seligman Data
                                                          Corp.

          Thomas G. Rose                 Treasurer        Treasurer, the Seligman Group of investment companies and
               (42)                                       Seligman Data Corp.

The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Fund for which no market valuation is available, and to elect or appoint officers of the Fund to serve until the next meeting of the Board.

Directors and officers of the Fund are also directors and officers of some or all of the other investment companies in the Seligman Group.


Compensation
                                                                          Pension or             Total Compensation
                                                       Aggregate       Retirement Benefits          from Fund and
            Name and                                 Compensation      Accrued as Part of         Fund Complex Paid
       Position with Fund                            from Fund (1)       Fund Expenses           to Directors (1)(2)
       ------------------                            -------------       -------------           -------------------
William C. Morris, Director and Chairman                 N/A                 N/A                         N/A
Brian T. Zino, Director and President                    N/A                 N/A                         N/A
Richard R. Schmaltz, Director                            N/A                 N/A                         N/A
John R. Galvin, Director                              $1,615.87              N/A                     $82,000
Alice S. Ilchman, Director                             1,595.87              N/A                      80,000
Frank A. McPherson, Director                           1,615.87              N/A                      80,000
John E. Merow, Director                                1,615.87              N/A                      80,000
Betsy S. Michel, Director                              1,615.87              N/A                      82,000
James C. Pitney, Director                              1,575.87              N/A                      74,000
James Q. Riordan, Director                             1,595.87              N/A                      80,000
Robert L. Shafer, Director                             1,595.87              N/A                      80,000
James N. Whitson, Director                             1,595.87(3)           N/A                      80,000(3)

----------
(1)  For the Fund's fiscal year ended September 30, 1999.
(2) The Seligman Group of investment companies consists of twenty investment companies.
(3)  Deferred.

The Fund has a compensation arrangement under which outside directors may elect to defer receiving their fees. The Fund has adopted a deferred compensation plan under which a director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by J. & W. Seligman & Co. Incorporated (Seligman), as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements. The total amount of deferred compensation (including earnings) payable in respect of the Fund to Mr. Whitson as of September 30, 1999 was $18,012 and as of the one-month period ended October 31, 1999 was $18,788.

Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation in the amounts of $27,688 and $10,700, respectively, as of September 30, 1999, and $28,591 and $10,744, respectively, as of October 31, 1999.

The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of investment companies to hedge its obligations in connection with the Fund's deferred compensation plan.


Sales Charges


Class A shares of the Fund may be issued without a sales charge to present and retired directors, trustees, officers, employees (and their family members) of the Fund, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund.


Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.


Code of Ethics

Seligman, Seligman Advisors, Inc. (Seligman Advisors), their subsidiaries and affiliates, and the Seligman Group of Investment Companies have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively Employees) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Director of Compliance.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from engaging in short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the Securities and Exchange Commission (SEC). You can access it through the SEC's Internet site, http://www.sec.gov.

               Control Persons and Principal Holders of Securities

Control Persons


As of January 7, 2000, there was no person or persons who controlled the Fund, either through a significant ownership of shares or any other means of control.


Principal Holders


As of January 7, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated for the Sole Benefit of Its Customers, Attn. Fund Administrator, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 13.40% of the Fund's Class A shares of capital stock then outstanding, 32.70% of the Fund's Class B shares of capital stock then outstanding and 43.18% of the Fund's Class D shares of capital stock then outstanding.

As of January 7, 2000, 5.59% of the Fund's Class C shares of capital stock then outstanding were owned of record by Lawrence A Yoble, 7844 Sycamore Drive, Lincoln, NE 68506, 10.45% of the Fund's Class C shares of capital stock then outstanding were owned of record by Salomon Smith Barney Inc, For Account 00165160588, 333 West 34th Street, 3rd Floor, New York, NY 10001 and 7.32% of the Fund's Class C shares of capital stock then outstanding were owned of record by Prudential Securities Inc FBO The Prina Securities LLC, 102 East 2nd Street, Safford, AZ 85546.


Management Ownership


As of January 7, 2000, Directors and officers of the Fund as a group owned less than 1% of the Fund's Class A Class B, Class C or Class D shares of capital stock then outstanding.


                     Investment Advisory and Other Services

Investment Manager


Seligman manages the Fund. Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. On December 29, 1988, a majority of the outstanding voting securities of Seligman was purchased by Mr. William C. Morris and a simultaneous recapitalization of Seligman occurred. See Appendix for further history of Seligman.


All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.


The Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to .95% per annum of the Fund's average daily net assets on the first $750 million of net assets and .85% per annum of the Fund's average daily net assets in excess of $750 million. For the one-month period ended October 31, 1999, the Fund paid Seligman $295,732, equal to .95% per annum of its average daily net assets. For the fiscal year ended September 30, 1999, the Fund paid Seligman $5,574,591, equal to .95% per annum of its average daily net assets. For the fiscal year ended September 30, 1998, the Fund paid Seligman $8,859,463, equal to .93% per annum of its average daily net assets, and for the fiscal year ended September 30, 1997, the Fund paid Seligman $8,127,464, equal to .94% per annum of its average daily net assets.


The Fund pays all of its expenses other than those assumed by Seligman, including brokerage commissions, administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

The Management Agreement provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

The Management Agreement was initially approved by the Board of Directors at a Meeting held on October 11, 1988 and by the shareholders at a meeting held on December 15, 1988. Amendments to the Management Agreement, effective January 1, 1996, to increase the fee rate payable to the Manager by the Fund, were approved by the Board of Directors on September 21, 1995 and by the shareholders at a special meeting held on December 12, 1995. The Management Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund or by Seligman, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.



Principal Underwriter


Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as directors or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.


Services Provided by the Investment Manager

Under the Management Agreement, dated December 29, 1988, as amended January 1, 1996, subject to the control of the Board of Directors, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund with respect to its investments.

Dealer Reallowances


Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:
---------------

                                                                                   Regular Dealer
                                      Sales Charge          Sales Charge             Reallowance
                                        As a % of          as a % of Net              As a % of
Amount of Purchase                  Offering Price(1)     Amount Invested          Offering Price
------------------                  -----------------     ---------------          --------------
Less than  $50,000                      4.75%                  4.99%                     4.25%
$50,000  -  $99,999                     4.00                   4.17                      3.50
$100,000  -  $249,999                   3.50                   3.63                      3.00
$250,000  -  $499,999                   2.50                   2.56                      2.25
$500,000  -  $999,999                   2.00                   2.04                      1.75
$1,000,000 and over                       0                      0                         0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:
---------------

                                                                                   Regular Dealer
                                      Sales Charge          Sales Charge             Reallowance
                                        As a % of          as a % of Net              As a % of
Amount of Purchase                  Offering Price(1)     Amount Invested          Offering Price
------------------                  -----------------     ---------------          --------------
Less than  $100,000                     1.00%                  1.01%                     1.00%
$100,000  -  $249,999                   0.50                   0.50                      0.50
$250,000  -  $1,000,000                   0                      0                         0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Seligman Services, Inc. (Seligman Services), an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended September 30, 1999, 1998 and 1997, and for the one-month period ended October 31, 1999, Seligman Services received commissions in the amounts of $7,868, $14,982, $25,093 and $302, respectively.


Rule 12b-1 Plan

The Fund has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B, Class C, and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund's Board of Directors. The Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A
-------


Under the 12b-1 Plan, the Fund, with respect to Class A shares, pays quarterly to Seligman Advisors a service fee at an annual rate of up to .25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one fiscal year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other fiscal year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 1999 was $759,146, equivalent to .24% per annum of the Class A shares' average daily net assets, and for the one-month period ended October 31, 1999 was $39,286, equivalent to .24% per annum of the Class A shares' average daily net assets.


Class B
-------


Under the 12b-1 Plan, the Fund, with respect to Class B shares, pays monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to
 .75% per annum, which is paid directly to a third party, FEP Capital, L.P., to compensate it for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) a payment of up to .25% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to .25% per annum which is paid to Seligman Advisors. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or FEP Capital, L.P. in any one year upon the initial purchase of Class B shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one fiscal year to be paid from Class B 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and FEP Capital, L.P. are not reimbursed for expenses which exceed such fees. If the Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors or FEP Capital, L.P. with respect to Class B shares. The total amount paid by the Fund to Seligman Advisors in respect of Class B shares for the fiscal year ended September 30, 1999 was $627,782, equivalent to 1% per annum of the Class B shares' average daily net assets, and for the one-month period ended October 31, 1999 was $38,787, equivalent to 1% per annum of the Class B shares' average daily net assets.


Class C
-------


Under the 12b-1 Plan, the Fund, with respect to Class C shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of .75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to .25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of .25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of services fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares from May 27, 1999 (inception) to September 30, 1999 was $859, equivalent to 1% per annum of the Class C shares' average daily net assets, and for the one-month period ended October 31, 1999 was $332, equivalent to 1% per annum of the Class C shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 1999, (the most recent calendar quarter for which such information was reported), Seligman Advisors incurred $6,034 of unreimbursed expenses in respect of the Fund's Class C shares. This amount is equal to 1.50% of the net assets of Class C shares at September 30, 1999.


If the 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class D
-------


Under the 12b-1 Plan, the Fund, with respect to Class D shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of .75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a .75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to .25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of .25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 1999 was $2,073,650, equivalent to 1% per annum of the Class D shares' average daily net assets, and for the one-month period ended October 31, 1999 was $105,168, equivalent to 1% per annum of the Class D shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 1999, (the most recent calendar quarter for which such information was reported), Seligman Advisors incurred $149,083 of unreimbursed expenses in respect of the Fund's Class D shares. This amount is equal to .11% of the net assets of Class D shares at September 30, 1999.


If the 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.


Payments made by the Fund under the 12b-1 Plan for its fiscal year ended September 30, 1999 and for the one-month period ended October 31, 1999 were spent on the following activities in the following amounts:


                          Year ended September 30, 1999

                                                           Class A       Class B      Class C*      Class D
                                                           -------       -------      -------       -------
Compensation to underwriters                                  $-0-          $-0-         $859      $228,340

Compensation to broker/dealers                            $759,146      $156,985         $-0-    $1,845,310

Other**                                                       $-0-      $470,797         $-0-          $-0-

                        One-month ended October 31, 1999

                                                           Class A       Class B      Class C       Class D
                                                           -------       -------      -------       -------
Compensation to underwriters                                  $-0-          $-0-        $332         $7,218

Compensation to broker/dealers                             $39,286        $9,697        $-0-        $97,950

Other**                                                       $-0-       $29,090        $-0-           $-0-

*    From May 27, 1999 (inception) to September 30, 1999.

** Payment is made to FEP Capital, L. P. to compensate it for having funded at the time of sale, payments to broker/dealers and underwriters.


The 12b-1 Plan was approved on March 19, 1992 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (Qualified Directors) and was approved by shareholders of the Fund at a Special Meeting of the Shareholders held on May 1, 1992. The 12b-1 Plan became effective in respect of the Class A shares on June 1, 1992. The 12b-1 Plan was approved in respect of the Class B shares on March 21, 1996 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and became effective in respect of the Class B shares on April 22, 1996. The 12b-1 Plan was approved in respect of the Class D shares on March 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class D shares on May 1, 1993. The 12b-1 Plan was approved in respect of the Class C shares on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the 12b-1 Plan is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plan may be made except by vote of a majority of both the Directors and the Qualified Directors.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors. The 12b-1 Plan is reviewed by the Directors annually.


Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor and receives compensation from the Fund pursuant to the 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 1999, 1998 and 1997, and for the one-month period ended October 31, 1999, Seligman Services received distribution and service fees from the Fund pursuant to its 12b-1 Plan of $47,494, $87,176, $65,586 and $-0-, respectively.

                    Brokerage Allocation and Other Practices

Brokerage Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.


For the fiscal years ended September 30, 1999, 1998 and 1997, and for the one-month period ended October 31, 1999, the Fund paid total brokerage commissions to others for execution, research and statistical services in the amounts of $1,313,281, $1,769,832, $1,446,040 and $74,289, respectively.


Commissions


For the fiscal years ended September 30, 1999, 1998 and 1997, and for the one-month period ended October 31, 1999, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, or Seligman Advisors.


Brokerage Selection

Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by brokers or dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to the Fund. In addition, Seligman is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to Seligman in connection with its services to clients other than the Fund.

Directed Brokerage


During its fiscal year ended September 30, 1999, and for the one-month period ended October 31, 1999, neither the Fund nor Seligman, through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, directed any of the Fund's brokerage transactions to a broker because of research services provided.


Regular Broker-Dealers


During its fiscal year ended September 30, 1999, and for the one-month period ended October 31, 1999, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of its parents.


                       Capital Stock and Other Securities

Capital Stock

The Fund is authorized to issue 500,000,000 shares of capital stock, each with a par value of $0.10, divided into four classes, designated Class A common stock, Class B common stock, Class C common stock, and Class D common stock. Each share of the Fund's Class A, Class B, Class C, and Class D common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. The Fund has adopted a multiclass plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the multiclass plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Fund has no authorized securities other than common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A
-------

Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of the Fund and shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Advisors is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

Persons Entitled to Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

     1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund prospectus, reports, and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp. Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)  to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or broker/dealers that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors;

(9)  to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Fund's Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                         CDSC
--------------------                                         ----
Less than 1 year ..........................................   5%
1 year or more but less than 2 years ......................   4%
2 years or more but less than 3 years .....................   3%
3 years or more but less than 4 years .....................   3%
4 years or more but less than 5 years .....................   2%
5 years or more but less than 6 years .....................   1%
6 years or more ...........................................   0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C
-------

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. Purchases of Class C shares by a "single person" may be eligible for the reductions in initial sales charges described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Class D
-------

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

Systematic Withdrawals. Class B, Class C, and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund may use the Systematic Withdrawal Plan to withdraw up to 12%, 10%, and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C, and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions  from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program.

If, with respect to a redemption of any Class A, Class B, Class C, or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Fund does not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund.

Offering Price

When you buy or sell fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund will also determine NAV for each class on each day in which there is a sufficient degree of trading in the Fund's portfolio securities that the NAV of Fund shares might be materially affected. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B, Class C, and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares.

Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than 60 days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

Generally, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE.

For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.


Specimen Price Make-Up

Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class B and Class D shares are sold at NAV(2). Using each Class's NAV at October 31, 1999, the maximum offering price of the Fund's shares is as follows:

Class A
-------
     Net asset value and offering price per share.....................   $12.93

     Maximum sales charge (4.75% of offering price)...................      .64
                                                                         ------

     Offering price to public.........................................   $13.57
                                                                         ======

Class B
-------
     Net asset value and offering price per share(2)..................   $12.03
                                                                         ======

Class C
-------
     Net asset value and offering price per share.....................   $12.03

     Maximum sales charge (1.00% of offering price(1))................      .12
                                                                         ------

     Offering price to public.........................................   $12.15
                                                                         ======

Class D
-------
     Net asset value and offering price per share(2) .................   $12.03
                                                                         ======
----------
(1) In addition to the 1.00% front-end sales charge, Class C shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase.
(2) Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are also subject to a 1% CDSC if you redeem your shares within one year of purchase.


Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE during periods of emergency, or such other periods as ordered by the SEC. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              Taxation of the Fund

The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent designated as derived from the Fund's dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received. Individual shareholders generally will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than one year.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending

30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Privilege offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

The Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholder on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Fund.
Furthermore, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. The rate of backup withholding is 31%. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities


The Fund and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A and Class C shares of the Fund for the fiscal year ended September 30, 1999, and for the one-month period ended October 31, 1999, amounted to $329,477 and $9,923, respectively, of which $36,866 and $1,010, respectively, was retained by Seligman Advisors. Total initial sales charges paid by shareholders of Class A shares of the Fund for the fiscal years ended September 30, 1998 and 1997 amounted to $1,040,233 and $1,825,779, respectively, of which $117,076 and $203,896, respectively, was retained by Seligman Advisors. No Class C shares of the Fund were issued or outstanding during the fiscal years ended September 30, 1998 and 1997.


Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during its fiscal year ended September 30, 1999 and the one-month period ended October 31, 1999:

                         Net Underwriting                Compensation on
                          Discounts and                  Redemptions and
                           Commissions                     Repurchases
                       (Class A and Class C      (CDSC on Class A, Class C and        Brokerage             Other
                     Sales Charges Retained)        Class D Shares Retained)         Commissions      Compensation (1)
                     -----------------------        ------------------------         -----------      ----------------
    Year ended
   September 30,
      1999                   $36,866                        $115,637                     $-0-             $11,285

 One-month period
ended October 31,
       1999                   $1,010                          $4,992                     $-0-                $247

(1) Seligman Advisors has sold its rights to collect any the distribution fees paid by the Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to FEP Capital, L.P., in connection with an arrangement with FEP Capital, L.P. as discussed above under "12b-1 Plan." In connection with this arrangement, Seligman Advisors receives payments from FEP Capital, L.P. based on the value of Class B shares sold. Such payments received for the fiscal year ended September 30, 1999 and the one-month period ended October 31, 1999, are reflected in the table.


Other Payments

Seligman Advisors shall pay broker/dealers, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows:
1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by the Manager during a specified period of time. Such bonus or other incentive will be made in the form of cash or, if permitted, may take the form of non-cash payments. The non-cash payments will include (i) business seminars at Seligman's headquarters or other locations, (ii) travel expenses, including meals, entertainment and lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or (iii) the receipt of certain merchandise. The cash payments may include payment of various business expenses of the dealer. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         Calculation of Performance Data


The average annual total returns for the Fund's Class A shares for the one-, five-, and ten-year periods through October 31, 1999, were (4.93)%, 7.18% and 12.25%, respectively. These returns were computed by subtracting the maximum sales charge of 4.75% of public offering price and assuming that all of the dividends and distributions paid by the Fund over the relevant time period were reinvested. It was then assumed that at the end of each period, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return). Table A below illustrates the total return (income and capital) on Class A shares of the Fund, assuming all dividends and gain distributions are reinvested in additional taken in shares. It shows that a $1,000 investment in Class A shares, assuming payment of the initial 4.75% sales charge, made on October 31, 1989, had a value of $3,176 on October 31, 1999, resulting in an aggregate total return of 217.58%.

The average annual total returns for the Fund's Class B shares for the one-year period ended October 31, 1999 and for the period from April 22, 1996 (inception) through October 31, 1999, were (5.78)% and (1.21)%, respectively. These returns were computed assuming that all dividends and distributions paid by the Fund's Class B shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting the applicable CDSC. Table B illustrates the total return (income and capital) on Class B shares of the Fund, assuming all dividends and gain distributions are reinvested in additional shares. It shows that a $1,000 investment in Class B shares on April 22, 1996 (commencement of operations of Class B shares) had a value of $958 on October 31, 1999, resulting in an aggregate total return of (4.19)%.

The total return for the Fund's Class C shares from May 27, 1999 (inception) through October 31, 1999 was (3.17)%. This return was computed by subtracting the maximum sales charge of 1% of public offering price and assuming that all dividends and distributions paid by the Fund's Class C shares, if any, were reinvested over the time period. It was then assumed that at the end of the period, the entire amount was redeemed, subtracting the 1% CDSC, if applicable. Table C illustrates the total return (income and capital) on Class C shares of the Fund, assuming all dividends and gain distributions are reinvested in additional shares. It shows that a $1,000 investment in Class C shares on May 27, 1999 (commencement of operations of Class C shares) had a value of $968 on October 31, 1999, resulting in an aggregate total return of (3.17)%.

The average annual total returns for the Fund's Class D shares for the one- and five-year periods ended October 31, 1999 and for the period from May 3, 1993 (inception) through October 31, 1999, were (1.90)%, 7.37% and 11.40%, respectively. These returns were computed assuming that all of the dividends and distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting for the one-year period the 1% CDSC, if applicable. Table D illustrates the total return (income and capital) on Class D shares of the Fund, assuming all dividends and gain distributions are reinvested in additional shares. It shows that a $1,000 investment in Class D shares made on May 3, 1993 (commencement of operations of Class D shares) had a value of $2,017 on October 31, 1999, resulting in an aggregate total return of 101.71%.


The results shown below should not be considered a representation of the dividend income or gain or loss in capital value which may be realized from an investment made in a class of shares of the Fund today.

                                TABLE A - CLASS A

                 Value of         Value of                         Total Value
  Year           Initial        Capital Gain       Value of            Of                 Total
Ended(1)       Investment(2)    Distributions      Dividends       Investment(2)       Return(1)(3)
--------       ------------     -------------      ---------       -------------       ------------
10/31/90            $753            $-0-             $-0-                $753
10/31/91           1,247               3                1               1,251
10/31/92           1,200             123                1               1,324
10/31/93           1,424             461                1               1,886
10/31/94           1,332             806                1               2,139
10/31/95           1,545           1,262                1               2,808
10/31/96           1,621           1,428                1               3,050
10/31/97           1,856           1,851                2               3,709
10/31/98           1,434           1,746                1               3,181
10/31/99           1,432           1,743                1               3,176             217.58%

                                TABLE B - CLASS B

                Value of         Value of                         Total Value
 Period         Initial        Capital Gain       Value of            Of                 Total
Ended(1)      Investment(2)    Distributions      Dividends       Investment(2)       Return(1)(3)
--------      ------------     -------------      ---------       -------------       ------------
10/31/96            $966            $-0-             $-0-                $966
10/31/97           1,094              71              -0-               1,165
10/31/98             834             157              -0-                 991
10/31/99             802             156              -0-                 958             (4.19)%

                                TABLE C - CLASS C

                Value of         Value of                         Total Value
 Period         Initial        Capital Gain       Value of            Of                 Total
Ended(1)      Investment(2)    Distributions      Dividends       Investment(2)       Return(1)(3)
--------      ------------     -------------      ---------       -------------       ------------
10/31/99            $968            $-0-             $-0-                $968             (3.17)%

                                TABLE D - CLASS D

                Value of         Value of                         Total Value
 Period         Initial        Capital Gain       Value of            Of                 Total
Ended(1)      Investment(2)    Distributions      Dividends       Investment(2)       Return(1)(3)
--------      ------------     -------------      ---------       -------------       ------------
10/31/93          $1,266            $-0-             $-0-              $1,266
10/31/94           1,165             248              -0-               1,413
10/31/95           1,335             504              -0-               1,839
10/31/96           1,389             594              -0-               1,983
10/31/97           1,574             819              -0-               2,393
10/31/98           1,200             836              -0-               2,036
10/31/99           1,189             828              -0-               2,017             101.71%

----------
(1) For the ten-year period ended October 31, 1999 for Class A shares, from commencement of operations of Class B shares on April 22, 1996, from commencement of operations of Class C shares on May 27, 1999 and from commencement of operations of Class D shares on May 3, 1993.


(2) The "Value of Initial Investment" as of the date indicated (1) reflects the effect of the maximum initial sales charge or CDSC, if applicable, (2) assumes that all dividends and capital gain distributions were taken in cash, and (3) reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" (1) reflects the effect of the CDSC, if applicable, and (2) assumes investment of all dividends and capital gain distributions.


(3) Total return for each Class of shares of the Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class

     B, Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.


The total returns and average annual total returns of Class A shares quoted from time to time for periods through June 1, 1992, do not reflect the deduction of 12b-1 fees, because the 12b-1 Plan was implemented on that date. The total returns and average annual total returns for Class A and Class D shares for periods through December 31, 1995 do not reflect the increased management fee, approved by shareholders on December 12, 1995, and effective on January 1, 1996. These fees, if reflected, would reduce the performance quoted.

From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Lipper Analytical Services, Inc., an independent reporting service which monitors the performance of mutual funds. In calculating the total return of the Fund's Class A, Class B, Class C, and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales charges. The Fund may also refer in advertisements in other promotional material to articles, comments, listings and columns in the financial press pertaining to the Fund's performance. Examples of such financial and other press publications include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST AND YOUR MONEY.

The Fund's advertising or promotional material may make reference to the Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of the Fund, as compared to that of the overall market. Standard deviation measures how widely the Fund's performance has varied from its average performance, and is an indicator of the Fund's potential for volatility. Alpha measures the difference between the returns of the Fund and the returns of the market, adjusted for volatility.

                              Financial Statements


Effective for the period ended October 31, 1999, the Fund's Board of Directors approved a change of the Fund's fiscal year end from September 30 to October 31.

The Annual Report to Shareholders for the full fiscal year ended September 30, 1999, and for the one-month period ended October 31, 1999, contains a schedule of the investments of the Fund as of September 30, 1999 and as of October 31, 1999, as well as certain other financial information. The financial statements and notes included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this SAI.


                               General Information

Custodian. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 serves as custodian of the Fund. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Fund.

Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, NY 10281.

                                    Appendix


                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED


Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

 ...Prior to 1900

o    Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o    Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets, and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o    Establishes Investment Advisory Service.

 ...1940s

o    Helps shape the Investment Company Act of 1940.

o    Leads in the  purchase  and  subsequent  sale to the public of Newport News
     Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 50 mutual fund portfolios.

o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s


o    Introduces  Seligman  Select  Municipal  Fund,  Inc. and  Seligman  Quality
     Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds.

o In 1991 establishes a joint venture with Henderson plc of London, known as Seligman Henderson Co., to offer global investment products.

o    Introduces  to  the  public   Seligman   Frontier   Fund,   Inc.,  a  small
     capitalization mutual fund.

o Launches Seligman Global Fund Series, Inc., which today offers five separate series: Seligman International Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund, Seligman Global Growth Fund and Seligman Emerging Markets Fund.

o Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

o Launches innovative Seligman New Technologies Fund, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including venture capital investing..


 ...2000


o Introduces Seligman Time Horizon/Harvester Series, Inc., an asset allocation type mutual fund containing four funds: Seligman Time Horizon 30 Fund, Seligman Time Horizon 20 Fund, Seligman Time Horizon 10 Fund and Seligman Harvester Fund.

                   SELIGMAN
---------------------------                            [Graphic Omitted]
                   FRONTIER
                 FUND, INC.







                                  ANNUAL REPORT

                               SEPTEMBER 30, 1999

                                       AND

                               THE ONE MONTH ENDED

                                OCTOBER 31, 1999

                                   ----------

                                 SEEKING GROWTH

                                IN CAPITAL VALUE

                                     THROUGH

                                 INVESTMENTS IN

                                  SMALL-COMPANY

                                  GROWTH STOCKS


                                 [Logo Omitted]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE EVALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

TIMES CHANGE ...

                    Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a
[Graphic            Omitted]  quiet and firm  adherence to  financial  prudence.
                    While the world has changed dramatically in the 135 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

                    In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as
JAMES, JESSE, AND America became an industrial power, the firm helped fund the JOSEPH SELIGMAN, growing capital needs of the nascent automobile and steel 1870 industries.

                    With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.


TABLE OF CONTENTS

To the Shareholders ..................................   1
Interview With Your Portfolio Manager ................   2
Performance Overview .................................   4
Portfolio Overview ...................................   8
Portfolio of Investments .............................  10
Statements of Assets and Liabilities .................  18
Statements of Operations .............................  19

Statements of Changes in Net Assets ..................  20
Notes to Financial Statements ........................  21
Financial Highlights .................................  25
Report of Independent Auditors and
  For More Information ...............................  27
Board of Directors and Executive Officers ............  28
Glossary of Financial Terms ..........................  29

TO THE SHAREHOLDERS

For the fiscal year ended September 30, 1999, Seligman Frontier Fund trailed markedly behind its benchmark indices. During this time, the Fund posted a total return of 6.35%, based on the net asset value of Class A shares, while the Russell 2000 Index returned 19.08%, the Russell 2000 Growth Index returned 32.63%, and the Lipper Small Cap Funds Average returned 25.41%.

This poor showing for the fiscal year was due primarily to a very disappointing first calendar quarter, from which the Fund has been unable to fully recover. During the first calendar quarter, the environment was generally unfavorable for small-capitalization stocks, and the Fund's benchmarks posted poor results. However, the Fund posted a particularly dismal return of -18.88% for the quarter. This loss was largely due to a few heavily weighted holdings in health care -- a sector which suffered dramatically due to concerns regarding government regulation. The Fund's lack of exposure to Internet issues also contributed to the poor performance.

In the Fund's last report in March 1999, we assured you that we were taking action to regain the Fund's standing among its benchmarks. The evidence of the past six months shows that our commitment is indeed paying off. For the six months ended September 30, 1999, the Fund's return of 9.98%, based on the net asset value of Class A shares, outpaced the 9.10% return for the Russell 2000 Growth Index and the 8.25% return for the Russell 2000 Index, but trailed the 12.36% return for the Lipper Small Cap Funds Average.

We remain committed to monitoring the Fund's risk, relative to its benchmarks, in an effort to avoid poor relative performance in the future. And, we remain committed to the Fund's stringent investment process, which includes relying upon research and fundamental analysis. This means that the Fund does not buy securities simply because its peers are doing so. We believe that this policy is crucial to the Fund's long-term success.

We have recently expanded the Fund's portfolio management team so that the Fund has the resources it needs to seek additional opportunities, particularly in the technology sector. The Fund does, however, continue to avoid direct Internet exposure because of the sector's high valuations relative to the broader market, general lack of earnings, and typically poor fundamentals. While these stocks have, as a group, enjoyed exceptional returns based on stock price appreciation over the past few years, this industry is fiercely competitive and we believe that many of these startup companies will be unable to survive over the long term. However, the Fund is selectively investing in companies that we believe will be able to profit from the growth of the Internet, such as semiconductors and semiconductor equipment.

J. & W. Seligman & Co. Incorporated, your Fund's manager, and Seligman Data Corp., your Fund's shareholder service agent, have completed preparations for potential computer problems related to the Year 2000 (Y2K). All internal mission-critical systems, software, and interfaces have been successfully tested for Y2K compliance. We have devoted considerable time and resources to Y2K during the past several years, and we believe that shareholders will not be inconvenienced or experience disruptions as a result of the Corporation's entry into the new millennium. In addition, your portfolio management team considers the potential ramifications of the Y2K computer issue when making decisions on which securities should be held by the Fund.

Seligman Frontier Fund's fiscal year end has been changed to October 31 from September 30. This change was made to conform the Fund's year end to the date used for determining annual distributions for federal income tax purposes. For the one-month period ended October 31, 1999, the Fund returned -2.27% based on the net asset value of Class A shares. Going forward, shareholder reports will be mailed following the Fund's semiannual and annual periods ending in April and October.

We appreciate your continued support of Seligman Frontier Fund and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager regarding the Fund's performance, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter.

By order of the Board of Directors,

/s/ William C. Morris
---------------------
William C. Morris
Chairman

                                            /s/ Brian T. Zino
                                            -----------------
                                            Brian T. Zino
                                            President

November 19, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
ARSEN MRAKOVCIC

Q:  HOW DID SELIGMAN FRONTIER FUND PERFORM DURING THE PAST 13 MONTHS?

A: Seligman Frontier Fund returned 6.35%, based on the net asset value of Class A shares, for the one-year period ended September 30, 1999, while the Russell 2000 Index returned 19.08%, the Russell 2000 Growth Index returned 32.63%, and the Lipper Small Cap Funds Average returned 25.41%. For the one-month period ended October 31, 1999, the Fund returned -2.27% based on the net asset value of Class A shares.

    The Fund's underperformance versus its benchmarks was almost entirely due to events of the first calendar quarter of 1999, which was difficult for small-cap stocks overall. The Fund's benchmarks posted negative returns for this period. However, the Fund's return of -18.88% was particularly disappointing and was the result of a few specific and, unfortunately, heavily weighted positions, which experienced sharp declines. The third quarter of 1999 was also a difficult quarter, but the Fund's return of -4.55% was in line with the small-cap market in general and the Fund's benchmarks all delivered negative performance.

    During the past 13 months, the Fund posted strong returns during two calendar quarters, the fourth quarter of 1998 and the second quarter of 1999, with returns of 19.21% and 15.21%, respectively. These returns were in line with the Fund's Lipper peer group and with its Russell benchmarks.

                                [PHOTO OMITTED]

    SELIGMAN SMALL COMPANY TEAM: (FROM LEFT) MIKE SULLIVAN, MANDHIR UPPAL, SONIA THOMAS (ADMINISTRATIVE ASSISTANT) BRUCE ZIRMAN, TED HILLENMEYER, MICHAEL ALPERT, (SEATED) RICK RUVKUN, ARSEN MRAKOVCIC (PORTFOLIO MANAGER)


    The Fund's performance during the month of October 1999 suffered as a result of the earthquake in Taiwan, which negatively affected some of our technology holdings during the month.

Q:  WHAT FACTORS MOST INFLUENCED THE FUND'S PERFORMANCE?

A: The primary factor that hurt the Fund's performance for the thirteen-month period was the sharp decline of some of the Fund's health care holdings during the first calendar quarter of 1999. At that time, many health care stocks fell dramatically as investors became concerned about the impact that the Balanced Budget Act of 1997 (BBA) would have on the profits of these companies following government funding reductions.

    Nursing homes were particularly affected, not only by the legislation itself but, to a much greater extent, by negative investor reaction to the legislation. While we did not own any nursing homes directly, fallout extended to nursing home supply providers, which we did own. At that time, some of the Fund's health care stocks represented considerably overweighted positions, and this sector downturn had a significant impact on performance for that quarter, from which the Fund is still recovering.

    In addition, during this time, only two areas of the small-cap sector -- the Internet and biotechnology -- have delivered exceptional performance. However, the


    A TEAM APPROACH

    Seligman Frontier Fund is managed by the Seligman Small Company Team, headed by Arsen Mrakovcic. Mr. Mrakovcic is assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying small companies in specific industry groups that offer the greatest potential for growth.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
ARSEN MRAKOVCIC

    Fund has intentionally avoided these areas because we believe that they are highly speculative. While we are convinced that the Internet is a significant, and growing force in the economy, we are just as sure that many of today's Internet startups will be unable to survive the intense competition in this area. However, the Internet is a high-growth industry which cannot be ignored. To gain exposure to this group, we have sought opportunities in companies that provide structure for the Internet, such as semiconductors and semiconductor equipment. The Fund's exposure to these stocks contributed positively to portfolio performance during the period overall, but hurt performance in October 1999 when concern that the earthquake in Taiwan would negatively affect these companies dampened the sector's performance. We have expanded our portfolio management team as part of our effort to find additional opportunities in this area.

Q: HAVE YOU MADE ANY CHANGES TO THE FUND'S INVESTMENT STRATEGY DURING THE PAST 13 MONTHS?

A: While the BBA had a much greater impact than could have reasonably been foreseen, the effect on the portfolio would have been less acute had we not been as heavily weighted as we were in some specific stocks. At that time, we took steps to ensure that our sector weightings remain closer to those of our benchmarks. In this way, we hope to limit some of the Fund's relative risk and avoid a repeat of the first calendar quarter of 1999 in which the Fund's returns had strayed far from its benchmarks.

Q:  WHAT IS YOUR OUTLOOK FOR THE SMALL-CAP GROWTH SECTOR?

A: The small-cap growth sector is historically volatile and delivers most of its gains in short periods of time. That is why investors in this area must keep a long-term time horizon. Those who try to time the market -- getting out during difficult environments and attempting to get in during better times -- are likely to miss opportunities, penalizing their portfolio's long-term performance.

    The fundamentals underpinning small-cap stocks remain strong, and these issues are currently offering exceptional values relative to larger-cap stocks. Based upon almost any valuation criteria -- price to earnings, price to book, price to sales, price to cash flow -- these stocks are at 25-year lows relative to the S&P 500. Small-cap stocks have also sustained a relative earnings per share growth of two to three times that of the S&P 500.

    While the fundamentals are attractive, investor acceptance is a critical factor, and without it prices cannot move higher. The environment of the past year has been difficult in this regard. The high level of uncertainty in the stock market has caused money to flow to the largest and best-known names in the market. However, we believe that this is now changing. The global economic crisis has subsided, corporate profits are increasing, and the economy is showing signs of slowing to a more sustainable rate of growth. The more settled environment that should result will likely give investors the confidence to seek more attractively valued opportunities in the stock market, particularly among the small-cap sector.

    We believe that today's small-cap market offers exceptional opportunities for long-term, patient investors who are willing to ride out high volatility and remain invested in this fundamentally strong and attractively valued sector.

PERFORMANCE OVERVIEW
OCTOBER 31, 1999

   This chart compares a $10,000 hypothetical investment made in Seligman Frontier Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended October 31, 1999, to a $10,000 investment made in the Lipper Small Cap Funds Average (Lipper Average), the Russell 2000 Growth Index, and the Russell 2000 Index for the same period. The performances of Seligman Frontier Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the Lipper Average excludes the effect of sales charges, and the Russell indices exclude the effect of any fees or sales charges.

            [FIGURES BELOW REPRESENT LINE CHART IN ITS PRINTED FORM]

                Seligman Frontier
                   Fund Class A
                -----------------       Lipper
                With      Without     Small Cap      Russell 2000   Russell 2000
Date            Load       Load     Funds Average    Growth Index       Index
--------        ----      -----         -----            -----          -----

10/31/89        9524      10000         10000            10000          10000
                8732       9169          9323             9221           9150
                9230       9692          9805             9558           9637
                9950      10448         10419             9812          10079
10/31/90        7530       7907          8038             7271           7366
                9486       9961          9907             8866           9218
               10881      11425         11390            10524          10870
               11565      12143         11931            10751          11101
10/31/91       12515      13141         12918            11532          12267
               13923      14620         14452            12842          13741
               12842      13484         13623            12321          12329
               12573      13202         13522            12312          11878
10/31/92       13245      13908         14072            12625          12223
               15604      16384         16047            14541          13900
               14651      15383         15576            14263          13056
               16366      17185         16633            15194          14010
10/31/93       18860      19803         18226            16717          15605
               20196      21206         18870            17248          15979
               19521      20497         17937            16377          14954
               18738      19675         17291            15904          14194
10/31/94       21387      22457         18614            16665          15462
               20410      21430         18174            16212          14876
               23006      24156         19669            17559          16259
               27173      28531         22639            19869          18980
10/31/95       28078      29482         22782            19719          18645
               27879      29273         24026            21067          19735
               32588      34218         27587            23351          22658
               28942      30389         25372            21242          19553
10/31/96       30505      32030         27739            22993          21130
               32042      33644         29710            25059          22694
               28856      30298         26992            23363          19589
               36401      38221         33794            28334          24491
10/31/97       37087      38942         35443            29737          25603
               36302      38117         34729            29588          24673
               41853      43946         39493            33269          28150
               37113      38968         34891            28990          24169
10/31/98       31807      33398         30847            26216          21543
               34706      36441         35328            29686          26453
               31193      32753         35169            30190          27088
               33920      35616         38007            31138          27676
10/31/99       31758      33346         37871            30114          27851


   The stocks of smaller companies may be subject to above-average market price fluctuations.

   The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1999

                                                                                          AVERAGE ANNUAL
                                                                     ---------------------------------------------------------
                                              CLASS C                                                  CLASS B      CLASS D
                                               SINCE                                                    SINCE        SINCE
                                             INCEPTION      SIX        ONE       FIVE        10       INCEPTION    INCEPTION
                                             5/27/99*      MONTHS*     YEAR      YEARS      YEARS      4/22/96      5/3/93
                                            -----------  ----------  --------   --------   --------   -----------  -----------
CLASS A**
With Sales Charge                               n/a        (3.00)%    (4.93)%     7.18%     12.25%       n/a            n/a
Without Sales Charge                            n/a         1.81      (0.15)      8.23      12.80        n/a            n/a

CLASS B**
With CDSC+                                      n/a        (3.48)      (5.78)      n/a        n/a      (1.21)%          n/a
Without CDSC                                    n/a         1.52       (0.82)      n/a        n/a      (0.49)           n/a

CLASS C**
With Sales Charge and CDSC                    (3.17)%        n/a         n/a       n/a        n/a        n/a            n/a
Without Sales Charge and CDSC                 (1.23)         n/a         n/a       n/a        n/a        n/a            n/a

CLASS D**
With 1% CDSC                                    n/a         0.43       (1.90)      n/a        n/a        n/a            n/a
Without CDSC                                    n/a         1.43       (0.91)     7.37        n/a        n/a          11.40%
LIPPER SMALL CAP FUNDS AVERAGE***              5.61o        7.69       22.77     15.26      14.24       9.46++        14.63+++
RUSSELL 2000 GROWTH INDEX***                   2.66o        2.82       29.28     12.49      10.79       6.07++        12.36+++
RUSSELL 2000 INDEX***                         (1.69)o      (0.25)      14.87     12.56      11.65       7.54++        12.18+++

NET ASSET VALUE

              OCTOBER 31, 1999        APRIL 30, 1999        OCTOBER 31, 1998
            --------------------    ------------------   ----------------------
CLASS A            $12.93                 $12.70                 $12.95
CLASS B             12.03                  11.85                  12.13
CLASS C             12.03                    n/a                    n/a
CLASS D             12.03                  11.86                  12.14

CAPITAL GAIN INFORMATION
FOR THE ONE MONTH ENDED OCTOBER 31, 1999

REALIZED             $0.020
UNREALIZED            0.545oo

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

-------------
  * Returns for periods of less than one year are not annualized.
 ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution (12b-1) Plan after June 1, 1992, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
*** The Lipper Small Cap Funds Average (Lipper Average) is an average of all funds that invest primarily in companies with market capitalizations of less than $1 billion at the time of purchase. The Russell 2000 Growth Index consists of small-company growth stocks. The Russell 2000 Index consists of small-company stocks. The Lipper Average, the Russell 2000 Growth Index, and the Russell 2000 Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of fees and/or sales charges. The monthly performance of the Lipper Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.
  + The CDSC is 5% for periods of one year or less, and 3% since inception.
 ++ From April 30, 1996.
+++ From April 30, 1993.
  o From May 31, 1999.
 oo Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 1999.

PERFORMANCE OVERVIEW
SEPTEMBER 30, 1999

   This chart compares a $10,000 hypothetical investment made in Seligman Frontier Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended September 30, 1999, to a $10,000 investment made in the Lipper Small Cap Funds Average (Lipper Average), the Russell 2000 Growth Index, and the Russell 2000 Index for the same period. The performances of Seligman Frontier Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 7. It is important to keep in mind that the Lipper Average excludes the effect of sales charges, and the Russell indices exclude the effect of any fees or sales charges.


           [FIGURES BELOW REPRESENT LINE CHART IN ITS PRINTED FORM]


                Seligman Frontier
                   Fund Class A
                -----------------       Lipper
                With      Without     Small Cap      Russell 2000   Russell 2000
Date            Load       Load     Funds Average    Growth Index       Index
----            ----      -------   -------------    ------------   ------------

10/31/89        9524      10000         10000            10000          10000
                8732       9169          9323             9221           9150
                9230       9692          9805             9558           9637
                9950      10448         10419             9812          10079
10/31/90        7530       7907          8038             7271           7366
                9486       9961          9907             8866           9218
               10881      11425         11390            10524          10870
               11565      12143         11931            10751          11101
10/31/91       12515      13141         12918            11532          12267
               13923      14620         14452            12842          13741
               12842      13484         13623            12321          12329
               12573      13202         13522            12312          11878
10/31/92       13245      13908         14072            12625          12223
               15604      16384         16047            14541          13900
               14651      15383         15576            14263          13056
               16366      17185         16633            15194          14010
10/31/93       18860      19803         18226            16717          15605
               20196      21206         18870            17248          15979
               19521      20497         17937            16377          14954
               18738      19675         17291            15904          14194
10/31/94       21387      22457         18614            16665          15462
               20410      21430         18174            16212          14876
               23006      24156         19669            17559          16259
               27173      28531         22639            19869          18980
10/31/95       28078      29482         22782            19719          18645
               27879      29273         24026            21067          19735
               32588      34218         27587            23351          22658
               28942      30389         25372            21242          19553
10/31/96       30505      32030         27739            22993          21130
               32042      33644         29710            25059          22694
               28856      30298         26992            23363          19589
               36401      38221         33794            28334          24491
10/31/97       37087      38942         35443            29737          25603
               36302      38117         34729            29588          24673
               41853      43946         39493            33269          28150
               37113      38968         34891            28990          24169
10/31/98       31807      33398         30847            26216          21543
               34706      36441         35328            29686          26453
               31193      32753         35169            30190          27088
               33920      35616         38007            31138          27676
10/31/99       31758      33346         37871            30114          27851


   The stocks of smaller companies may be subject to above-average market price fluctuations.

   The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1999

                                                                                          AVERAGE ANNUAL
                                                                     ---------------------------------------------------------
                                              CLASS C                                                   CLASS B      CLASS D
                                               SINCE                                                     SINCE        SINCE
                                             INCEPTION       SIX        ONE       FIVE        10       INCEPTION    INCEPTION
                                             5/27/99*      MONTHS*     YEAR       YEARS      YEARS      4/22/96      5/3/93
                                            -----------  ----------  --------   --------   --------   -----------  -----------
CLASS A**
With Sales Charge                               n/a         4.75%       1.30%     8.42%     12.01%       n/a            n/a
Without Sales Charge                            n/a         9.98        6.35      9.48      12.56        n/a            n/a

CLASS B**
With CDSC+                                      n/a         4.61        0.66       n/a        n/a      (0.55)%          n/a
Without CDSC                                    n/a         9.61        5.66       n/a        n/a       0.19            n/a

CLASS C**
With Sales Charge and CDSC                    (0.83)%        n/a         n/a       n/a        n/a        n/a            n/a
Without Sales Charge and CDSC                  1.15          n/a         n/a       n/a        n/a        n/a            n/a

CLASS D**
With 1% CDSC                                    n/a         8.61        4.57       n/a        n/a        n/a            n/a
Without CDSC                                    n/a         9.61        5.57      8.61        n/a        n/a          11.98%
LIPPER SMALL CAP FUNDS AVERAGE***              3.51o       12.36       25.41     15.07      13.51       9.07++        14.48+++
RUSSELL 2000 GROWTH INDEX***                   9.00o        9.10       32.63     12.16       9.89       5.44++        12.09+++
RUSSELL 2000 INDEX***                         (2.09)o       8.25       19.08     12.38      10.93       7.60++        12.28+++

NET ASSET VALUE

               SEPTEMBER 30, 1999     MARCH 31, 1999       SEPTEMBER 30, 1998
             ---------------------  ------------------   -----------------------
CLASS A              $13.23               $12.03                  $12.44
CLASS B               12.32                11.24                   11.66
CLASS C               12.32                  n/a                     n/a
CLASS D               12.32                11.24                   11.67

CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED SEPTEMBER 30, 1999

REALIZED             $0.055
UNREALIZED            0.81500

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

------------
  * Returns for periods of less than one year are not annualized.
 ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution (12b-1) Plan after June 1, 1992, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
*** The Lipper Small Cap Funds Average (Lipper Average) is an average of all funds that invest primarily in companies with market capitalizations of less than $1 billion at the time of purchase. The Russell 2000 Growth Index consists of small-company growth stocks. The Russell 2000 Index consists of small-company stocks. The Lipper Average, the Russell 2000 Growth Index, and the Russell 2000 Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of fees and/or sales charges. The monthly performance of the Lipper Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.
  + The CDSC is 5% for periods of one year or less, and 3% since inception.
 ++ From April 30, 1996.
+++ From April 30, 1993.
  o From May 31, 1999.
 oo Represents the per share amount of net unrealized appreciation of portfolio securities as of September 30, 1999.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
OCTOBER 31, 1999

                                                                                                      PERCENT OF NET ASSETS
                                                                                                  ----------------------------
                                                                                                  OCTOBER 31,   SEPTEMBER 30,
                                                       ISSUES      COST              VALUE           1999       1999     1998
                                                       -----    -------------    -------------    ----------   ------   ------
COMMON STOCKS:
  Advertising ......................................      2       $ 5,788,564     $  6,526,969          1.8       0.9      1.3
  Business Goods and Services ......................     19        75,831,484       74,489,745         20.2      19.5     16.5
  Capital Goods ....................................      3        12,373,083       17,472,581          4.7       5.1      4.1
  Computer Hardware ................................      1         2,773,002        1,737,928          0.5       0.9       --
  Computer Software and Services ...................     14        50,351,303       56,588,602         15.3      17.1      5.8
  Consulting Services ..............................      4        12,686,026       14,497,291          3.9       4.8      4.1
  Consumer Goods and Services ......................      6        16,873,626       20,578,058          5.6       7.3      5.3
  Drugs and Health Care ............................     16        62,419,919       43,035,387         11.7      12.4     17.6
  Electronics ......................................     11        29,930,487       48,995,739         13.3      13.3      7.3
  Energy ...........................................      4         7,273,481        9,217,562          2.5       2.3      4.0
  Environmental Management .........................      1           641,430          420,591          0.1       0.3      4.9
  Financial Services ...............................      2         8,273,989       10,159,700          2.8       3.2      3.1
  Industrial Goods and Services ....................      1         3,858,784        2,814,237          0.8       0.5      1.5
  Leisure and Entertainment ........................      1         6,934,963       10,839,987          2.9       3.0      1.8
  Manufacturing ....................................      1         1,919,961          492,456          0.1       0.4      1.5
  Media and Broadcasting ...........................      2         5,901,008        6,447,103          1.7       2.2      6.0
  Paper and Packaging ..............................     --                --               --           --        --      0.7
  Real Estate Investment Trust .....................      1        10,511,554        3,901,813          1.1       1.0      0.8
  Retail Trade .....................................     --                --               --           --        --      2.8
  Schools ..........................................      4        15,303,375       12,514,416          3.4       3.2      1.1
  Telecommunications ...............................      4         7,918,319       11,954,550          3.2       2.4      2.0
  Transportation ...................................      2         2,911,788        3,873,825          1.0       0.8      0.4
                                                       ----     -------------    -------------       ------    ------   ------
                                                         99       340,476,146      356,558,540         96.6     100.6     92.6
SHORT-TERM HOLDINGS AND
  OTHER ASSETS LESS LIABILITIES ....................      1        12,550,558       12,550,558          3.4        (0.6)   7.4
                                                       ----     -------------    -------------       ------    ------   ------
NET ASSETS .........................................    100      $353,026,704     $369,109,098        100.0     100.0    100.0
                                                       ====     =============    =============       ======    ======   ======



LARGEST INDUSTRIES
OCTOBER 31, 1999



           [FIGURES BELOW REPRESENT BAR CHART IN ITS PRINTED FORM]


                                                                      Percent of
                                                                      Net Assets
                                                                      ----------

BUSINESS GOODS AND SERVICES                   $74,489,745               20.2%

COMPUTER SOFTWARE AND SERVICES                 56,588,602               14.8%

ELECTRONICS                                   $48,995,739               13.3%

DRUGS AND HEALTH CARE                         $43,035,387               11.7%

CONSUMER GOODS AND SERVICES                   $20,578,058                6.1%

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
APRIL 1 TO OCTOBER 31, 1999

                                         SHARES
                                 --------------------------
                                                 HOLDINGS
ADDITIONS                         INCREASE       10/31/99
---------                        --------------------------
Alpharma (Class A) ...........       91,400        91,400
Aspect Development ...........      120,700       120,700
CoStar Group .................      145,670       145,670
CSG Systems International ....      192,900       192,900
DoubleClick ..................       34,200        34,200
Engage Technologies ..........      147,600       147,600
Insight Communications
  (Class A) ..................      101,300       101,300
ISS Group ....................      114,100       114,100
Profit Recovery Group
  International ..............       70,700       102,950(1)
Tekelec ......................      173,200       173,200



                                         SHARES
                                 ------------------------
                                                 HOLDINGS
ADDITIONS                         INCREASE       10/31/99
---------                        ------------------------
Analog Devices ...............      217,400            --
antec ........................      277,100       160,600
avx ..........................      263,400       230,400
Burr-Brown ...................      562,400       317,550
Calpine ......................      245,500            --
Coach USA ....................      255,200            --
Microchip Technology .........      262,700       107,400
PMC-Sierra ...................       63,700        31,200
Sanmina ......................      147,100            --
Superior Services ............      296,900            --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

-------------
(1) Includes 32,250 shares received as a result of a 3-for-2 stock split.



LARGEST PORTFOLIO HOLDINGS
OCTOBER 31, 1999

SECURITY                              VALUE            SECURITY                         VALUE
--------                           ------------        --------                     ------------
Burr-Brown ...................     $12,533,302         MemberWorks ...............    $8,054,425
Premier Parks ................      10,839,987         ANTEC .....................     7,774,044
NOVA .........................      10,519,730         Microchip Technology ......     7,152,168
National Instruments .........      10,377,830         Teva Pharmaceutical
U.S. Foodservice .............      10,002,444           Industries (ADRs) .......     6,976,003
AVX ..........................       9,216,000

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999


                                      SHARES        VALUE
                                     --------   -------------

COMMON STOCKS  96.6%
ADVERTISING  1.8%
DOUBLECLICK*
   Provider of Internet advertising
   applications for advertisers
   and web publishers                 34,200    $   4,784,794
NFO WORLDWIDE*
   International provider of
   consulting services               156,600        1,742,175
                                                 -------------
                                                    6,526,969
                                                 -------------
BUSINESS GOODS
   AND SERVICES  20.2%
ABACUS DIRECT*
   Provider of marketing
   research services to the direct
   marketing industry                 18,700        2,738,966
ACXIOM*
   Provider of data processing
   services                          120,000        1,976,250
AFFILIATED COMPUTER SERVICES
  (CLASS A)*
   Provider of information
   technology services and
   electronic funds transfer
   processing                         76,300        2,899,400
APPLIED GRAPHICS TECHNOLOGIES*
   Provider of digital media
   asset services; publisher of
   greeting cards and calendars      150,400        1,052,800
COPART*
   Auctioneer of damaged vehicles
   for insurance companies           245,100        5,683,256
COSTAR GROUP*
   Information provider for the
   real estate industry              145,670        3,550,706
CREO PRODUCTS* (CANADA)
   Developer of applications
   software for the printing industry 57,000        1,457,063
CSG SYSTEMS INTERNATIONAL*
   Provider of customer service for
   the communications industry       192,900        6,636,966
FIRSTSERVICE* (CANADA)
   Provider of property
   management and
   business services                 273,100        3,140,650
INDUS INTERNATIONAL*
   Worldwide developer and
   marketer of management
   software and implementation
   services                          446,000        2,773,562
Integrated Electrical Services*
   Provider of electrical
   contracting and
   maintenance services              153,500        1,669,312
BUSINESS GOODS
   AND SERVICES (CONTINUED)
KEYSTONE AUTOMOTIVE INDUSTRIES*
   Distributor of after-market
   collision replacement parts for
   automobiles and light trucks       66,600          564,019
METAMOR WORLDWIDE*
   International provider of
   information technology
   and staffing services             148,100        2,786,131
MODIS PROFESSIONAL SERVICES*
   Provider of temporary
   personnel services                513,800        5,748,137
NOVA*
   Provider of transaction
   processing services               404,605       10,519,730
PERSONNEL GROUP OF AMERICA*
   Provider of personnel
   staffing services                 308,100        2,060,419
PROVANT*
   Provider of training and
   development services              378,470        6,670,534
U.S. FOODSERVICE*
   Distributor of food and
   related products                  521,300       10,002,444
WILMAR INDUSTRIES*
   Marketer and distributor of
   repair and maintenance
   products to the apartment
   housing market                    214,400        2,559,400
                                                 -------------
                                                   74,489,745
                                                 -------------
CAPITAL GOODS  4.7%
MICROCHIP TECHNOLOGY*
   Supplier of field programmable
   microcontrollers                  107,400        7,152,168
NOVELLUS SYSTEMS*
   Manufacturer of wafer
   fabrication systems for the
   disposition of thin films          78,600        6,089,044
UCAR INTERNATIONAL*
   Manufacturer of graphite
   and carbon electrodes             216,300        4,231,369
                                                 -------------
                                                   17,472,581
                                                 -------------
COMPUTER HARDWARE  0.5%
APEX*
   Manufacturer of switching
   systems for computer
   network administrators            101,300        1,737,928
                                                 -------------
COMPUTER SOFTWARE AND
   SERVICES  15.3%
Aspect Development
   Provider of computer software     120,700        4,243,359


----------
See footnotes on page 13.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999



                                      SHARES        VALUE
                                     --------   -------------
COMPUTER SOFTWARE AND
   SERVICES (CONTINUED)
AVANT!*
   Developer and marketer of
   software products that
   assist design engineers           297,700    $   3,842,191
CAREINSITE*
   Provider of Internet messaging
   services for physicians            45,400        1,994,761
CBT GROUP (ADRS)* (IRELAND)
   Provider of interactive
   education software                120,700        2,481,894
ENGAGE TECHNOLOGIES*
   Provider of Internet solutions
   for web user profiles             147,600        5,189,062
INSO*
   Marketer and developer of
   textual information software      132,300        1,794,319
ISS GROUP*
   Provider of security monitoring,
   detection, and response software  114,100        4,371,456
NATIONAL INSTRUMENTS*
   Provider of instrumentation
   hardware and software products
   for the engineering
   and scientific industries         344,850       10,377,830
STRUCTURAL DYNAMICS RESEARCH*
   Developer of mechanical
   design software                   332,500        3,304,219
SUNGARD DATA SYSTEMS*
   Provider of computer disaster
   recovery services, as well as
   health care information and
   investment support systems        167,000        4,081,063
THQ*
   Worldwide provider of inter-
   active entertainment software      46,300        1,904,088
TRANSACTION SYSTEMS ARCHITECTS
  (Class A)*
   Worldwide developer and
   marketer of software
   products for electronic
   funds transfer                    204,100        6,282,453
UNIGRAPHICS SOLUTIONS (CLASS A)*
   International provider of
   services used for virtual
   product development               204,600        4,411,688
VERTICALNET*
   Operator of vertical trade
   communities on the Internet        41,300        2,310,219
                                                 -------------
                                                   56,588,602
                                                 -------------
CONSULTING SERVICES  3.9%
CORPORATE EXECUTIVE BOARD*
   Worldwide provider of consulting
   services for corporations          59,800        2,244,369
FORRESTER RESEARCH*
   Independent research company
   which studies changes in future
   technology and its impact on
   businesses, consumers and society  56,100        2,662,997
PRIMARK*
   Provider of information
   through software and databases    139,800        3,547,425
PROFESSIONAL DETAILING*
   Provider of consulting services
   to the pharmaceutical industry    241,700        6,042,500
                                                 -------------
                                                   14,497,291
                                                 -------------
CONSUMER GOODS AND
   SERVICES  5.6%
CAREY INTERNATIONAL*
   Worldwide provider of
   chauffeured vehicle service       201,900        4,309,303
MEMBERWORKS*
   Provider of membership
   service programs for
   various industries                301,100        8,054,425
PRE-PAID LEGAL SERVICES*
   Underwriter and marketer of
   legal service plans               132,000        3,201,000
PROFIT RECOVERY GROUP INTERNATIONAL*
   Worldwide provider of accounts
   payable and auditing services     102,950         4,237,036
SITEL*
   Provider of customer relation-
   ship management services          104,300           469,350
TELESPECTRUM WORLDWIDE*
   Provider of marketing and
   customer care services             73,300          306,944
                                                -------------
                                                   20,578,058
                                                -------------
DRUGS AND HEALTH
   CARE  11.7%
AFFYMETRIX*
   Developer and manufacturer of
   DNA chip technology used to
   improve diagnosis, monitoring,
   and treatment of diseases          13,800        1,217,850
ALPHARMA (CLASS A)
   International manufacturer of
   human and animal health
   products                           91,400        3,216,137
BARR LABORATORIES*
   Developer, manufacturer, and
   marketer of generic
   prescription drugs                128,600        3,898,188


----------
See footnotes on page 13.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999

                                      SHARES        VALUE
                                     --------   -------------


DRUGS AND HEALTH
   CARE (CONTINUED)
DRUG EMPORIUM*
   Pharmacy operator                 127,200     $    584,325
DURA PHARMACEUTICALS*
   Developer and retailer of pres-
   cription pharmaceutical products
   for the treatment of allergies,
   asthma, pneumonia, and
   related respiratory conditions    248,500        3,176,140
HANGER ORTHOPEDIC GROUP*
   Provider of orthopedic and
   prosthetic rehabilitation
   services                          250,300        3,081,819
NOVEN PHARMACEUTICALS*
   Developer of drug delivery
   systems and technologies           93,600          921,375
OMNICARE
   Provider of pharmaceutical
   services to long-term care
   institutions                      256,900        2,376,325
PRIORITY HEALTHCARE (CLASS B)*
   Pharmaceutical and medical
   supply distributor to the
   alternative health care industry   53,500        1,071,672
PROVINCE HEALTHCARE*
   Provider of health care
   services in non-urban markets     310,800        5,001,938
PSS WORLD MEDICAL*
   Distributor of medical
   supplies, equipment,
   and pharmaceuticals               651,000        5,075,766
RENEX*
   Provider of dialysis and
   ancillary services                114,800          509,425
SCHEIN PHARMACEUTICAL*
   Developer, manufacturer,
   and vendor of generic
   pharmaceuticals                   140,400        1,193,400
TEVA PHARMACEUTICAL INDUSTRIES
  (ADRs) (Israel)
   Developer and marketer of
   pharmaceutical, disposable
   medical, and veterinary
   products                          144,300        6,976,003
TOTAL RENAL CARE HOLDINGS*
   Provider of dialysis services     426,600        3,119,512
TRIANGLE PHARMACEUTICALS*
   Developer of new drugs
   primarily in the antiviral area    99,800        1,615,512
                                                 -------------
                                                   43,035,387
                                                 -------------
ELECTRONICS  13.3%
AVX
   Manufacturer and supplier of
   passive electronic
   components and related
   products                          230,400        9,216,000
BURR-BROWN*
   Manufacturer of micro-electric
   data devices for business
   end-users                         317,550       12,533,302
C-CUBE MICROSYSTEMS*
   Provider of digital video
   compression and decompression
   circuits and systems               53,900        2,401,919
COGNEX*
   Manufacturer of machine
   vision systems                    177,400        5,305,369
EXAR*
   Provider of integrated circuits
   for communications and video
   products                           58,800        2,127,825
GENERAL SEMICONDUCTOR*
   Designer and manufacturer
   of power semiconductors           498,500        5,234,250
KLA-TENCOR*
   Manufacturer of wafer and
   metrology equipment                52,700        4,174,828
ORBOTECH* (ISRAEL)
   Manufacturer of automated
   optical inspection systems for
   circuit boards and flat panel
   displays                           28,500        2,233,687
PHOTON DYNAMICS*
   Provider of inspection and
   repair systems for the flat panel
   display manufacturing industry     65,600        1,996,700
PMC-SIERRA* (CANADA)
   Provider of high-speed
   networking circuits                31,200        2,939,625
VEECO INSTRUMENTS*
   Ion beam etching and surface
   measurement systems for
   disk drive heads                   24,500          832,234
                                                 -------------
                                                   48,995,739
                                                 -------------
ENERGY  2.5%
Barrett Resources*
   Explorer, developer, and
   producer of oil and gas            66,400        2,228,550
Cabot Oil & Gas (Class A)
   Explorer, developer, and
   producer of oil and gas           104,800        1,689,900
Pride International*
   Provider of oil and gas
   well services                     136,300        1,874,125


----------
See footnotes on page 13.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999

                                      SHARES        VALUE
                                     --------   -------------
ENERGY (CONTINUED)
SANTA FE SNYDER*
   Explorer, producer, and
   developer of oil and gas          397,100      $ 3,424,987
                                                -------------
                                                    9,217,562
                                                -------------
ENVIRONMENTAL
   MANAGEMENT  0.1%
WASTE CONNECTIONS*
   Provider of solid waste
   collection, disposal, and
   recycling services                 27,300          420,591
                                                -------------
FINANCIAL SERVICES  2.8%
AFFILIATED MANAGERS GROUP*
   Holding company specializing
   in asset management               180,000        4,815,000
Metris Companies
   Direct marketer of consumer
   credit cards                      155,200        5,344,700
                                                -------------
                                                   10,159,700
                                                -------------
INDUSTRIAL GOODS AND
   SERVICES  0.8%
UNITED RENTALS*
   Equipment rental supplier
   for the construction industry
   and homeowners                    151,100        2,814,237
                                                -------------
LEISURE AND
   ENTERTAINMENT  2.9%
PREMIER PARKS*
   Owner and operator of
   regional theme parks              374,600       10,839,987
                                                -------------
MANUFACTURING  0.1%
AMERICAN HOMESTAR*
   Retailer and producer of
   manufactured homes                127,600          492,456
                                                -------------
MEDIA AND
   BROADCASTING  1.7%
INSIGHT COMMUNICATIONS (CLASS A)*
   Operator of cable television and
   interactive digital video         101,300        2,396,378
SBS Broadcasting* (Luxembourg)
   Television and radio broadcaster  110,600        4,050,725
                                                -------------
                                                    6,447,103
                                                -------------
REAL ESTATE INVESTMENT
   TRUST  1.1%
PRISON REALTY TRUST
   Real estate investment
   trust investing in prisons        383,000        3,901,813
                                                -------------
SCHOOLS  3.4%
CAREER EDUCATION*
   Provider of private
   post-secondary education          212,700        4,759,163
SCHOOLS  (continued)
DeVRY*
   Owner and manager of higher
   education systems                  97,700   $    2,057,806
ITT EDUCATIONAL SERVICES*
   Provider of technology-
   oriented schooling                230,800        4,558,300
LEARNING TREE INTERNATIONAL*
   Provider of education and
   training services for information
   technology workers                 62,100        1,139,147
                                                -------------
                                                   12,514,416
                                                -------------
TELECOMMUNICATIONS  3.2%
ANTEC*
   Developer and supplier of
   products for the cable
   television industry               160,600         7,774,044
CONCORD COMMUNICATIONS*
   Provider of performance analysis
   for computer network operations    17,900          930,241
TEKELEC*
   Provider of telecommunications
   switching equipment               173,200        2,192,062
TRANSWITCH*
   Provider of integrated semi-
   conductor solutions for the
   telecommunications and data
   communications industries          22,500        1,058,203
                                                -------------
                                                   11,954,550
                                                -------------
TRANSPORTATION  1.0%
EXPEDITORS INTERNATIONAL
  OF WASHINGTON
   Transportation provider            76,000        2,842,875
FORWARD AIR*
   Provider of transportation
   services to the airline industry   34,800        1,030,950
                                                -------------
                                                    3,873,825
                                                -------------
TOTAL COMMON STOCKS
   (Cost $340,476,146)                            356,558,540
SHORT-TERM HOLDINGS   4.2%
   (Cost $15,510,000)                              15,510,000
                                                -------------
TOTAL INVESTMENTS  100.8%
   (COST $355,986,146)                            372,068,540
OTHER ASSETS
   LESS LIABILITIES  (0.8)%                        (2,959,952)
                                                -------------
NET ASSETS  100.0%                               $369,108,588
                                                =============

----------
*  Non-income producing security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999


                                      SHARES        VALUE
                                     --------   -------------

COMMON STOCKS  100.6%
ADVERTISING  0.9%
DOUBLECLICK*
   Provider of Internet advertising
   applications for advertisers
   and web publishers                 14,500    $   1,727,766
NFO WORLDWIDE*
   International provider of
   consulting services               156,600        1,996,650
                                                 -------------
                                                    3,724,416
                                                 -------------
BUSINESS GOODS
   AND SERVICES  19.5%
ABACUS DIRECT*
   Provider of marketing
   research services to the direct
   marketing industry                 18,700        2,282,569
ACXIOM*
   Provider of data processing
   services                          120,000        2,358,750
AFFILIATED COMPUTER SERVICES
  (CLASS A)*
   Provider of information
   technology services and
   electronic funds transfer
   processing                        118,400        4,810,000
APPLIED GRAPHICS TECHNOLOGIES*
   Provider of digital media
   asset services; publisher of
   greeting cards and calendars      265,400        2,313,956
COPART*
   Auctioneer of damaged vehicles
   for insurance companies           245,100        4,542,009
CoSTAR GROUP*
   Information provider for the
   real estate industry              140,070        3,348,548
CREO PRODUCTS* (CANADA)
   Developer of applications
   software for the printing industry 57,000        1,405,406
CSG Systems International*
   Provider of customer service for
   the communications industry       148,800        4,078,050
FIRSTSERVICE* (CANADA)
   Provider of property
   management and
   business services                 320,500        3,876,047
INDUS INTERNATIONAL*
   Worldwide developer and
   marketer of management
   software and implementation
   services                          446,000        2,327,563
INNOTRAC
   Provider of technology support
   and services for large
   corporations                       30,100          534,275
INTEGRATED ELECTRICAL SERVICES*
   Provider of electrical
   contracting and
   maintenance services              180,700        2,857,319
KEYSTONE AUTOMOTIVE INDUSTRIES*
   Distributor of after-market
   collision replacement parts for
   automobiles and light trucks       66,600          743,006
METAMOR WORLDWIDE*
   International provider of
   information technology
   and staffing services             148,100        2,624,147
MODIS PROFESSIONAL SERVICES*
   Provider of temporary
   personnel services                562,400        7,451,800
NOVA*
   Provider of transaction
   processing services               404,605       10,115,125
PERSONNEL GROUP OF AMERICA*
   Provider of personnel
   staffing services                 457,500        2,859,375
PROVANT*
   Provider of training and
   development services              378,470        6,055,520
U.S. FOODSERVICE*
   Distributor of food and
   related products                  536,400        9,655,200
WILMAR INDUSTRIES*
   Marketer and distributor of
   repair and maintenance
   products to the apartment
   housing market                    280,100        3,571,275
                                                 -------------
                                                   77,809,940
                                                 -------------
CAPITAL GOODS  5.1%
MICROCHIP TECHNOLOGY*
   Supplier of field programmable
   microcontrollers                  138,300        7,105,162
NOVELLUS SYSTEMS*
   Manufacturer of wafer
   fabrication systems for the
   disposition of thin films          95,600        6,450,013
UCAR INTERNATIONAL*
   Manufacturer of graphite
   and carbon electrodes             287,800        6,565,438
                                                 -------------
                                                   20,120,613
                                                 -------------
COMPUTER HARDWARE  0.9%
APEX*
   Manufacturer of switching
   systems for computer
   network administrators            189,600        3,549,075
                                                 -------------

----------------
See footnotes on page 17.
                                       14

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999


                                      SHARES        VALUE
                                     --------   -------------

COMPUTER SOFTWARE AND
   SERVICES  17.1%
ASPECT DEVELOPMENT
   Provider of computer software     120,700    $   3,051,447
AVANT!*
   Developer and marketer of
   software products that
   assist design engineers           335,200        5,981,225
CAREINSITE*
   Provider of Internet messaging
   services for physicians            45,400        2,272,838
CBT GROUP (ADRS)* (IRELAND)
   Provider of interactive
   education software                120,700        2,987,325
ENGAGE TECHNOLOGIES*
   Provider of Internet solutions
   for web user profiles             147,600        5,558,062
INSO*
   Marketer and developer of
   textual information software      132,300        1,066,669
ISS GROUP*
   Provider of security monitoring,
   detection, and response software  114,100        3,094,962
NATIONAL INSTRUMENTS*
   Provider of instrumentation
   hardware and software products
   for the engineering
   and scientific industries         422,550       14,934,502
STRUCTURAL DYNAMICS RESEARCH*
   Developer of mechnanical
   design software                   332,500        4,997,891
SUNGARD DATA SYSTEMS*
   Provider of computer disaster
   recovery services, as well as
   health care information and
   investment support systems        167,000        4,394,187
THQ*
   Worldwide provider of inter-
   active entertainment software      24,500        1,057,328
TRANSACTION SYSTEMS ARCHITECTS
  (CLASS A)*
   Worldwide developer and
   marketer of software
   products for electronic
   funds transfer                    204,100        5,504,322
UNIGRAPHICS SOLUTIONS (CLASS A)*
   International provider of
   services used for virtual
   product development               235,800        6,396,075
VERTICALNET*
   Operator of vertical trade
   communities on the Internet        36,800        1,362,750
COMPUTER SOFTWARE AND
   SERVICES (continued)
Visio*
   Provider of business
   diagramming and technical
   drawing software                  138,300    $   5,428,275
                                                 ------------
                                                   68,087,858
                                                 ------------
CONSULTING SERVICES  4.8%
CORPORATE EXECUTIVE BOARD*
   Worldwide provider of consulting
   services for corporations          59,800        2,429,375
FORRESTER RESEARCH*
   Independent research company
   which studies changes in future
   technology and its impact on
   businesses, consumers and
   society                            66,900        2,632,097
PRIMARK*
   Provider of information
   through software and databases    274,700        7,811,781
PROFESSIONAL DETAILING*
   Provider of consulting services
   to the pharmaceutical industry    241,700        6,261,541
                                                 ------------
                                                   19,134,794
                                                 ------------
CONSUMER GOODS AND
   SERVICES  7.3%
CAREY INTERNATIONAL*
   Worldwide provider of
   chauffeured vehicle service       201,900        5,034,881
GARDEN.COM*
   Internet retailer of gardening
   products                           12,500          236,328
MEMBERWORKS*
   Provider of membership
   service programs for
   various industries                297,000        9,865,969
PRE-PAID LEGAL SERVICES*
   Underwriter and marketer of
   legal service plans               216,600        8,528,625
PROFIT RECOVERY GROUP INTERNATIONAL*
   Worldwide provider of accounts
   payable and auditing services     124,450        5,553,581
                                                 ------------
                                                   29,219,384
                                                 ------------
DRUGS AND HEALTH
   CARE  12.4%
ALPHARMA (CLASS A)
   International manufacturer of
   human and animal health
   products                           91,400        3,227,563
BARR LABORATORIES*
   Developer, manufacturer, and
   marketer of generic
   prescription drugs                128,600        4,083,050



----------------
See footnotes on page 17.
                                       15

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999


                                      SHARES        VALUE
                                     --------   -------------
DRUG AND HEALTH
   CARE (CONTINUED)
DRUG EMPORIUM*
   Pharmacy operator                 108,600    $     726,262
DURA PHARMACEUTICALs*
   Developer and retailer of pres-
   cription pharmaceutical products
   for the treatment of allergies,
   asthma, pneumonia, and
   related respiratory conditions    233,800        3,265,894
HANGER ORTHOPEDIC GROUP*
   Provider of orthopedic and
   prosthetic rehabilitation
   services                          250,300        3,629,350
OMNICARE
   Provider of pharmaceutical
   services to long-term care
   institutions                      287,700        2,769,112
PRIORITY HEALTHCARE (CLASS B)*
   Pharmaceutical and medical
   supply distributor to the
   alternative health care industry   61,500        1,902,656
PROVINCE HEALTHCARE*
   Provider of health care
   services in non-urban markets     310,800        3,554,775
PSS WORLD MEDICAL*
   Distributor of medical
   supplies, equipment,
   and pharmaceuticals               726,400        6,480,850
RENAL CARE GROUP*
   Provider of dialysis and
   ancillary services                 12,900          282,591
RENEX*
   Provider of dialysis and
   ancillary services                114,800          597,319
SCHEIN PHARMACEUTICAL*
   Developer, manufacturer,
   and vendor of generic
   pharmaceuticals                   140,400        1,316,250
Teva Pharmaceutical Industries
  (ADRs) (Israel)
   Developer and marketer of
   pharmaceutical, disposable
   medical, and veterinary
   products                          200,600       10,098,956
TOTAL RENAL CARE HOLDINGS*
   Provider of dialysis services     536,600        3,990,963
TRIANGLE PHARMACEUTICALS*
   Developer of new drugs
   primarily in the antiviral area   172,200        3,309,469
                                                 -------------
                                                   49,235,060
                                                 -------------
ELECTRONICS  13.3%
ANADIGICS*
   Designer and manufacturer of
   circuits for the communications
   industry                           29,300          822,231
AVX
   Manufacturer and supplier of
   passive electronic
   components and related
   products                          276,000        9,694,500
BURR-BROWN*
   Manufacturer of micro-electric
   data devices for business
   end-users                         416,850       16,413,469
C-CUBE MICROSYSTEMS*
   Provider of digital video
   compression and decompression
   circuits and systems               66,000        2,868,938
COGNEX*
   Manufacturer of machine
   vision systems                    177,400        5,355,262
EXAR*
   Provider of integrated circuits
   for communications and video
   products                           35,400        1,326,394
GENERAL SEMICONDUCTOR*
   Designer and manufacturer
   of power semiconductors           498,500        5,140,781
KLA-TENCOR*
   Manufacturer of wafer and
   metrology equipment                52,700        3,427,147
Photon Dynamics*
   Provider of inspection and
   repair systems for the flat panel
   display manufacturing industry      2,800           59,062
PMC-SIERRA* (CANADA)
   Provider of high-speed
   networking circuits                75,500        6,997,906
VEECO INSTRUMENTS*
   Ion beam etching and surface
   measurement systems for
   disk drive heads                   26,500          741,172
                                                 -------------
                                                   52,846,862
                                                 -------------
ENERGY  2.3%
Barrett Resources*
   Explorer, developer, and
   producer of oil and gas            66,400        2,452,650
CABOT OIL & GAS (CLASS A)
   Explorer, developer, and
   PRODUCER OF OIL AND GAS           104,800        1,807,800
PRIDE INTERNATIONAL*
   Provider of oil and gas
   well services                      77,000        1,092,438


----------------
See footnotes on page 17.

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999

                                      SHARES        VALUE
                                     --------   -------------
ENERGY (CONTINUED)
 SANTA FE SNYDER*
   Explorer, producer, and
   developer of oil and gas          397,100   $    3,573,900
                                                 -------------
                                                    8,926,788
                                                 -------------
ENVIRONMENTAL
   MANAGEMENT  0.3%
CASELLA  WASTE  SYSTEMS  (CLASS  A)*  Provider  of  non-hazardous   solid  waste
   collection, disposal, and recycling
   services                           30,300          506,578
WASTE CONNECTIONS*
   Provider of solid waste
   collection, disposal, and
   recycling services                 27,300          560,503
                                                 -------------
                                                    1,067,081
                                                 -------------
FINANCIAL SERVICES  3.2%
AFFILIATED MANAGERS GROUP*
   Holding company specializing
   in asset management               180,000        4,905,000
American Capital Strategies
   Provider of commercial
   financing                         184,800        3,430,350
Metris Companies
   Direct marketer of consumer
   credit cards                      155,200        4,568,700
                                                 -------------
                                                   12,904,050
                                                 -------------
INDUSTRIAL GOODS AND
   SERVICES  0.5%
UNITED RENTALS*
   Equipment rental supplier
   for the construction industry
   and homeowners                     92,500        2,011,875
                                                 -------------
LEISURE AND
   ENTERTAINMENT  3.0%
PREMIER PARKS*
   Owner and operator of
   regional theme parks              417,100       12,095,900
                                                 -------------
MANUFACTURING  0.4%
AMERICAN HOMESTAR*
   Retailer and producer of
   manufactured homes                345,300        1,359,619
                                                 -------------
MEDIA AND
   BROADCASTING  2.2%
INSIGHT COMMUNICATIONS (CLASS A)*
   Operator of cable television and
   interactive digital video         101,300        2,906,044
SBS BROADCASTING* (LUXEMBOURG)
   Television and radio broadcaster  150,300        5,842,912
                                                 -------------
                                                    8,748,956
                                                 -------------
REAL ESTATE INVESTMENT
   TRUST  1.0%
Prison Realty Trust
   Real estate investment
   trust investing in prisons        383,000        4,117,250
                                                 -------------
SCHOOLS  3.2%
CAREER EDUCATION*
   Provider of private
   post-secondary education          212,700        5,929,012
DeVRY*
   Owner and manager of higher
   education systems                  97,700        1,954,000
ITT EDUCATIONAL SERVICES*
   Provider of technology-
   oriented schooling                227,000        4,426,500
LEARNING TREE INTERNATIONAL*
   Provider of education and
   training services for information
   technology workers                 34,100          565,847
                                                 -------------
                                                   12,875,359
                                                 -------------
TELECOMMUNICATIONS  2.4%
ANTEC*
   Developer and supplier of
   products for the cable
   television industry               144,100        7,650,809
TEKELEC*
   Provider of telecommunications
   switching equipment               136,200        1,877,006
                                                 -------------
                                                    9,527,815
                                                 -------------
TRANSPORTATION  0.8%
EXPEDITORS INTERNATIONAL
  OF WASHINGTON
   Transportation provider            76,000        2,439,125
FORWARD AIR*
   Provider of transportation
   services to the airline industry   34,800          812,363
                                                 -------------
                                                    3,251,488
                                                 -------------
TOTAL COMMON STOCKS
   (Cost $375,245,738)                             400,614,183
SHORT-TERM HOLDINGS  1.9%
   (Cost $7,620,000)                                 7,620,000
                                                 -------------
TOTAL INVESTMENTS  102.5%
   (COST $382,865,738)                             408,234,183
OTHER ASSETS
   LESS LIABILITIES  (2.5)%                         (9,914,424)
                                                 -------------
NET ASSETS  100.0%                                $398,319,759
                                                 =============


-------------
*  Non-income producing security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

                                                                      OCTOBER 31, 1999   SEPTEMBER 30, 1999
                                                                      ----------------   ------------------

ASSETS:
Investments, at value:
  Common stocks (cost $340,476,146 and $375,245,738, respectively) ...   $ 356,558,540        $ 400,614,183
  Short-term holdings (cost $15,510,000 and $7,620,000, respectively)       15,510,000            7,620,000
                                                                         -------------        -------------
Total Investments ....................................................     372,068,540          408,234,183
Cash .................................................................           2,115               10,007
Receivable for securities sold .......................................       4,376,333            1,487,467
Receivable for Capital Stock sold ....................................       1,715,818            8,877,671
Expenses prepaid to shareholder service agent ........................         176,939              137,223
Receivable for dividends and interest ................................          21,762               80,641
Other ................................................................          27,799                5,953
                                                                         -------------        -------------
TOTAL ASSETS .........................................................     378,389,306          418,833,145
                                                                         -------------        -------------
LIABILITIES:
Payable for Capital Stock repurchased ................................       4,487,329           10,183,371
Payable for securities purchased .....................................       3,918,099            9,396,110
Accrued expenses and other ...........................................         875,290              933,905
                                                                         -------------        -------------
TOTAL LIABILITIES ....................................................       9,280,718           20,513,386
                                                                         -------------        -------------
NET ASSETS ...........................................................   $ 369,108,588        $ 398,319,759
                                                                         =============        =============
COMPOSITION OF NET ASSETS:
Capital  Stock,  at  par  ($0.10  par  value;   500,000,000  shares  authorized;
  29,534,863 and 31,134,391 shares outstanding, respectively):
  Class A ............................................................   $   1,526,720        $   1,606,879
  Class B ............................................................         393,306              398,415
  Class C ............................................................           3,486                3,271
  Class D ............................................................       1,029,974            1,104,874
Additional paid-in capital ...........................................     351,699,882          370,829,467
Accumulated net investment loss ......................................         (58,123)             (56,400)
Accumulated net realized loss ........................................      (1,569,051)            (935,192)
Net unrealized appreciation of investments ...........................      16,082,394           25,368,445
                                                                         -------------        -------------
NET ASSETS ...........................................................   $ 369,108,588        $ 398,319,759
                                                                         =============        =============
NET ASSETS:
  Class A ............................................................   $ 197,424,189        $ 212,663,725
  Class B ............................................................   $  47,309,695        $  49,080,340
  Class C ............................................................   $     419,488        $     403,093
  Class D ............................................................   $ 123,955,216        $ 136,172,601

SHARES OF CAPITAL STOCK OUTSTANDING:
  Class A ............................................................      15,267,203           16,068,790
  Class B ............................................................       3,933,057            3,984,151
  Class C ............................................................          34,857               32,713
  Class D ............................................................      10,299,746           11,048,737

NET ASSET VALUE PER SHARE:
  CLASS A ............................................................   $       12.93        $       13.23
                                                                         =============        =============
  CLASS B ............................................................   $       12.03        $       12.32
                                                                         =============        =============
  CLASS C ............................................................   $       12.03        $       12.32
                                                                         =============        =============
  CLASS D ............................................................   $       12.03        $       12.32
                                                                         =============        =============


--------------
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

                                                                             FOR THE ONE              FOR THE
                                                                             MONTH ENDED             YEAR ENDED
                                                                          OCTOBER 31, 1999       SEPTEMBER 30, 1999
                                                                         ------------------      --------------------
INVESTMENT INCOME:
Interest ...............................................................     $     20,205            $  1,153,750
Dividends (net of foreign taxes withheld of $0 and $7,330, respectively)           19,089               1,541,305
                                                                             ------------            ------------
TOTAL INVESTMENT INCOME ................................................           39,294               2,695,055
                                                                             ------------            ------------

EXPENSES:
Management fee .........................................................          295,732               5,574,591
Distribution and service fees ..........................................          183,573               3,461,437
Shareholder account services ...........................................          105,243               1,639,836
Shareholder reports and communications .................................           16,423                 262,319
Custody and related services ...........................................           11,500                 130,557
Registration ...........................................................            9,752                 198,103
Auditing and legal fees ................................................            7,252                  80,468
Directors' fees and expenses ...........................................            2,915                  25,951
Miscellaneous ..........................................................           25,404                 189,851
                                                                             ------------            ------------
TOTAL EXPENSES .........................................................          657,794              11,563,113
                                                                             ------------            ------------
NET INVESTMENT LOSS ....................................................         (618,500)             (8,868,058)
                                                                             ------------            ------------
NET REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
Net realized gain on investments .......................................          586,290               1,718,133*
Net change in unrealized appreciation/depreciation of investments ......       (9,286,051)             48,514,019
                                                                             ------------            ------------
NET GAIN (LOSS) ON INVESTMENTS .........................................       (8,699,761)             50,232,152
                                                                             ------------            ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ......................     $ (9,318,261)           $ 41,364,094
                                                                             ============            ============

------------
* Includes net realized loss from affiliated issuer of $911,922.
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                              FOR THE ONE          YEAR ENDED SEPTEMBER 30,
                                                              MONTH ENDED    -----------------------------------
                                                           OCTOBER 31, 1999         1999             1998
                                                           ----------------  -----------------------------------
OPERATIONS:
Net investment loss ...................................   $      (618,500)   $    (8,868,058)   $   (13,374,405)
Net realized gain on investments ......................           586,290          1,718,133         27,728,578
Net change in unrealized appreciation/depreciation
   of investments .....................................        (9,286,051)        48,514,019       (216,052,533)
                                                          ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .....        (9,318,261)        41,364,094       (201,698,360)
                                                          ---------------    ---------------    ---------------
DISTRIBUTION TO SHAREHOLDERS:
Net realized gain on investments:
   Class A ............................................                --                 --        (53,153,741)
   Class B ............................................                --                 --         (7,202,049)
   Class D ............................................                --                 --        (37,501,083)
                                                          ---------------    ---------------    ---------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .............                --                 --        (97,856,873)
                                                          ---------------    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares .....................         1,590,602         62,895,521        151,890,138
Exchanged from associated Funds .......................        57,211,520      1,062,460,049        588,688,321
Value of shares issued in payment of gain distributions                --                 --         89,056,784
                                                          ---------------    ---------------    ---------------
Total .................................................        58,802,122      1,125,355,570        829,635,243
                                                          ---------------    ---------------    ---------------
Cost of shares repurchased ............................       (14,135,703)      (348,573,441)      (232,571,957)
Exchanged into associated Funds .......................       (64,559,329)    (1,130,870,201)      (615,498,157)
                                                          ---------------    ---------------    ---------------
Total .................................................       (78,695,032)    (1,479,443,642)      (848,070,114)
                                                          ---------------    ---------------    ---------------
DECREASE IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS ..........................       (19,892,910)      (354,088,072)       (18,434,871)
                                                          ---------------    ---------------    ---------------
DECREASE IN NET ASSETS ................................       (29,211,171)      (312,723,978)      (317,990,104)
NET ASSETS:
Beginning of period ...................................       398,319,759        711,043,737      1,029,033,841
                                                          ---------------    ---------------    ---------------
END OF PERIOD (including accumulated net investment
   loss of $58,123, $56,400, and $49,317, respectively)   $   369,108,588    $   398,319,759    $   711,043,737
                                                          ===============    ===============    ===============

------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Frontier Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. CHANGE IN FISCAL YEAR END -- Effective for the period ended October 31, 1999, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to October 31 from September 30.

B. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

C. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

E. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the periods ended October 31, 1999, and September 30, 1999, distribution and service fees were the only class-specific expenses.

F. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. For the period ended October 31, 1999, and September 30, 1999, permanent differences aggregating approximately $600,000 and $7 million respectively, have been reclassified from accumulated net investment loss and undistributed net realized gain to additional paid-in

NOTES TO FINANCIAL STATEMENTS

   capital. These reclassifications have no effect on net assets, results of operations, or net asset value per share of the Fund.

      For the one month ended October 31, 1999, and the year ended September 30, 1999, the Fund redeemed 6,489,844 and 116,768,183, respectively, of its shares from shareholders aggregating $78,695,032 and $1,479,443,642, respectively, of which approximately $600,000 and $2,000,000, respectively, represent capital gain distributions. This information is provided for federal income tax purposes only.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the one month ended October 31, 1999, aggregated $19,633,239 and $54,989,121, respectively, and for the year ended September 30, 1999, aggregated $322,227,340 and $630,461,105, respectively.

   At October 31, 1999, the cost of investments for federal income tax purposes was $357,555,197, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $70,567,215 and $56,053,872, respectively.

   At September 30, 1999, the cost of investments for federal income tax purposes was $383,800,930 and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $84,475,748 and $60,042,495, respectively.

4. SHORT-TERM INVESTMENTS -- At October 31, 1999, and September 30, 1999, the Fund owned short-term investments which matured in less than seven days.

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund's average daily net assets and 0.85% per annum of the Fund's average daily net assets in excess of $750 million. The management fees reflected in the Statements of Operations represent 0.95% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions from sales of Class A shares. For the one month ended October 31, 1999, and the year ended September 30, 1999, concessions aggregated $1,010 and $36,866, respectively. For the one month ended October 31, 1999, commissions of $8,605 and $308 were paid to dealers for sales of Class A and Class C shares, respectively. For the year ended September 30, 1999, commissions of $288,321 and $4,290 were paid to dealers for sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the one month ended October 31, 1999, fees incurred under the Plan aggregated $39,286, or 0.24% per annum of average daily net assets of Class A shares. For the year ended September 30, 1999, such fees aggregated $759,146, or 0.24% per annum of average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

NOTES TO FINANCIAL STATEMENTS

   For the one month ended October 31, 1999, fees incurred under the Plan amounted to $38,787, $332, and $105,168, for Class B, Class C, and Class D shares, respectively, equivalent to 1% per annum of the average daily net assets of each class. For the year ended September 30, 1999, such fees, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $627,782, $859, and $2,073,650, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the one month ended October 31, 1999, and the year ended September 30, 1999, such charges amounted to $4,992 and $115,637, respectively.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the one month ended October 31, 1999, and the year ended September 30, 1999, amounted to $247 and $11,285, respectively.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the one month ended October 31, 1999, and the year ended September 30, 1999, Seligman Services, Inc. received commissions of $302 and $7,868, respectively, from the sales of shares of the Fund. For the year ended September 30, 1999, Seligman Services, Inc. received distribution and service fees of $47,494, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $105,243 and $1,636,808 for shareholder account services for the one month ended October 31, 1999, and the year ended September 30, 1999, respectively.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balances thereof at October 31, 1999 and September 30, 1999, of $58,123 and $56,400, respectively, are included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2000, but is renewable annually with the consent of the participating banks.

   During the one month ended October 31, 1999, and the year ended September 30, 1999, the Fund periodically borrowed from the credit facility. The average outstanding daily balances of bank loans (based on the number of days the loans were outstanding during the periods) were $11,173,846 and $10,064,364, respectively, with weighted average interest rates of 5.75% and 5.45%, respectively. The maximum borrowings outstanding during the periods were $16,330,000 and $21,000,000, respectively.

NOTES TO FINANCIAL STATEMENTS


7. Capital Share Transactions -- The Fund has authorized 500,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                             FOR THE ONE                            YEAR ENDED SEPTEMBER 30,
                             MONTH ENDED           ------------------------------------------------------------
                           OCTOBER 31, 1999                   1999                           1998
                     --------------------------    ----------------------------    ----------------------------
CLASS A                SHARES         AMOUNT          SHARES         AMOUNT           SHARES         AMOUNT
                     --------------------------    ----------------------------    ----------------------------
Sales of shares          77,233    $    980,390      3,193,205    $  42,033,215      5,029,443    $  78,991,830
Exchanged from
  associated Funds    1,142,641      14,546,456     36,768,137      481,112,233     19,887,832      302,151,838
Shares issued in
  payment of gain
  distributions              --              --             --               --      3,197,741       47,518,435
                     --------------------------    ----------------------------    ----------------------------
Total                 1,219,874      15,526,846     39,961,342      523,145,448     28,115,016      428,662,103
                     --------------------------    ----------------------------    ----------------------------
Cost of shares
  repurchased          (475,943)     (6,018,651)   (15,770,829)    (203,299,642)    (9,287,625)    (142,825,418)
Exchanged into
  associated Funds   (1,545,518)    (19,845,440)   (38,671,016)    (509,317,966)   (20,657,403)    (315,167,006)
                     --------------------------    ----------------------------    ----------------------------
Total                (2,021,461)    (25,864,091)   (54,441,845)    (712,617,608)   (29,945,028)    (457,992,424)
                     --------------------------    ----------------------------    ----------------------------
Decrease               (801,587)   $(10,337,245)   (14,480,503)   $(189,472,160)    (1,830,012)   $ (29,330,321)
                     ==========================    ============================    ============================


                             FOR THE ONE                             YEAR ENDED SEPTEMBER 30,
                             MONTH ENDED           ------------------------------------------------------------
                          OCTOBER 31, 1999                    1999                            1998
                     --------------------------    ----------------------------    ----------------------------
CLASS B                SHARES          AMOUNT         SHARES           AMOUNT         SHARES          AMOUNT
                     --------------------------    ----------------------------    ----------------------------
Sales of shares          16,878    $    198,226        635,500    $   7,780,693      2,005,337    $  29,952,250
Exchanged from
  associated Funds      201,156       2,396,264      2,728,875       33,176,333      1,708,776       24,644,626
Shares issued in
  payment of gain
  distributions              --              --             --               --        474,373        6,655,460
                     --------------------------    ----------------------------    ----------------------------
Total                   218,034       2,594,490      3,364,375       40,957,026      4,188,486       61,252,336
                     --------------------------    ----------------------------    ----------------------------
Cost of shares
  repurchased           (72,018)       (844,478)    (1,340,058)     (16,374,340)      (570,218)      (8,232,601)
Exchanged into
  associated Funds     (197,110)     (2,350,985)    (3,802,442)     (46,598,505)    (2,043,767)     (29,641,042)
                     --------------------------    ----------------------------    ----------------------------
Total                  (269,128)     (3,195,463)    (5,142,500)     (62,972,845)    (2,613,985)     (37,873,643)
                     --------------------------    ----------------------------    ----------------------------
Increase (Decrease)     (51,094)   $   (600,973)    (1,778,125)   $ (22,015,819)     1,574,501    $  23,378,693
                     ==========================    ============================    ============================


                                    FOR THE ONE
                                    MONTH ENDED             MAY 27, 1999* TO
                                 OCTOBER 31, 1999          SEPTEMBER 30, 1999
                               --------------------      ----------------------
CLASS C                        SHARES       AMOUNT       SHARES        AMOUNT
                               --------------------      ----------------------
Sales of shares                 2,729      $ 31,419       33,815      $ 428,738
Exchanged from
  associated Funds                169         2,000          884         11,107
                               --------------------      ----------------------
Total                           2,898        33,419       34,699        439,845
                               --------------------      ----------------------
Cost of shares
  repurchased                    (149)       (1,820)         (78)          (948)
Exchanged into
  associated Funds               (605)       (7,323)      (1,908)       (23,543)
                               --------------------      ----------------------
Total                            (754)       (9,143)      (1,986)       (24,491)
                               --------------------      ----------------------
Increase                        2,144      $ 24,276       32,713      $ 415,354
                               ====================      ======================

* Commencement of offering of shares.

                              FOR THE ONE                           YEAR ENDED SEPTEMBER 30,
                              MONTH ENDED          ------------------------------------------------------------
                           OCTOBER 31, 1999                   1999                            1998
                     --------------------------    ----------------------------    ----------------------------
CLASS D                SHARES         AMOUNT          SHARES         AMOUNT          SHARES           AMOUNT
                     --------------------------    ----------------------------    ----------------------------
Sales of shares          32,478    $    380,567      1,035,938    $  12,652,875      2,895,974    $  42,946,058
Exchanged from
  associated Funds    3,417,032      40,266,800     44,576,743      548,160,376     18,380,183      261,891,857
Shares issued in
  payment of gain
  distributions              --              --             --               --      2,484,536       34,882,889
                     --------------------------    ----------------------------    ----------------------------
Total                 3,449,510      40,647,367     45,612,681      560,813,251     23,760,693      339,720,804
                     --------------------------    ----------------------------    ----------------------------
Cost of shares
  repurchased          (614,365)     (7,270,754)   (10,620,686)    (128,898,511)    (5,658,913)     (81,513,938)
Exchanged into
  associated Funds   (3,584,136)    (42,355,581)   (46,561,166)    (574,930,187)   (18,903,435)    (270,690,109)
                     --------------------------    ----------------------------    ----------------------------
Total                (4,198,501)    (49,626,335)   (57,181,852)    (703,828,698)   (24,562,348)    (352,204,047)
                     --------------------------    ----------------------------    ----------------------------
Decrease               (748,991)   $ (8,978,968)   (11,569,171)   $(143,015,447)      (801,655)   $ (12,483,243)
                     ==========================    ============================    ============================

8. Affiliated Issuers -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. The Fund's transactions in the securities of these issuers during the year ended
September 30, 1999 are shown below. There were no transactions in such securities during the month ended October 31, 1999.

                                                GROSS             GROSS                                     ENDING VALUE
                                BEGINNING     PURCHASES         SALES AND        ENDING     REALIZED     -------------------
AFFILIATE                        SHARES     AND ADDITIONS      REDUCTIONS        SHARES       LOSS       10/31/99    9/30/99
----------                      ---------   -------------      ----------        ------     ----------   --------      ------
Renex                            363,900       9,600            258,700         114,800      $911,922    $509,425    $597,319

FINANCIAL HIGHLIGHTS


   The tables below are intended to help you understand each Class's financial performance for the past five years and one month or from its inception if less than five years and one month. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                         CLASS A
                                                          ----------------------------------------------------------------------
                                                           10/1/99                     YEAR ENDED SEPTEMBER 30,
                                                             TO       ----------------------------------------------------------
                                                          10/31/99      1999        1998         1997        1996         1995
                                                          --------    --------    --------     --------    --------     --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...................    $13.23      $12.44      $17.55       $15.38      $14.04       $11.62
                                                            ------      ------      ------       ------      ------       ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ....................................     (0.02)      (0.15)      (0.16)       (0.16)      (0.13)       (0.06)
Net realized and unrealized
  gain (loss) on investments ...........................     (0.28)       0.94       (3.32)        3.20        1.95         3.87
                                                            ------      ------      ------       ------      ------       ------
TOTAL FROM INVESTMENT OPERATIONS .......................     (0.30)       0.79       (3.48)        3.04        1.82         3.81
                                                            ------      ------      ------       ------      ------       ------

LESS DISTRIBUTIONS:
Distributions from net realized capital gain ...........        --          --       (1.63)       (0.87)      (0.48)       (1.39)
                                                            ------      ------      ------       ------      ------       ------
TOTAL DISTRIBUTIONS ....................................        --          --       (1.63)       (0.87)      (0.48)       (1.39)
                                                            ------      ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD .........................    $12.93      $13.23      $12.44       $17.55      $15.38       $14.04
                                                            ======      ======      ======       ======      ======       ======
TOTAL RETURN: ..........................................    (2.27)%       6.35%    (21.32)%       21.19%      13.40%       36.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ...............  $197,424    $212,664    $379,945     $568,261    $523,737     $272,122
Ratio of expenses to average net assets ................      1.76%+      1.62%       1.47%        1.52%       1.56%        1.43%
Ratio of net loss to average net assets ................     (1.63)%+    (1.16)%     (1.05)%      (1.10)%     (0.91)%      (0.50)%
Portfolio turnover rate ................................      5.19%      56.31%      83.90%       97.37%      59.36%       71.52%


----------
See footnotes on page 26.

Financial Highlights

                                                                       CLASS B                                     CLASS C
                                              ---------------------------------------------------------      -------------------
                                              10/1/99          YEAR ENDED SEPTEMBER 30,         4/22/96*    10/1/99      5/27/99*
                                                 TO         ------------------------------        TO           TO           TO
                                              10/31/99       1999        1998        1997       9/30/96     10/31/99     9/30/99
                                              -------       ------      ------      ------       ------      ------       ------
PER SHARE DATA:
NET ASSET VALUE,
 BEGINNING OF PERIOD .......................   $12.32       $11.66      $16.68      $14.78       $14.55      $12.32       $12.18
                                               ------       ------      ------      ------       ------      ------       ------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment loss ........................    (0.02)       (0.23)      (0.27)      (0.27)       (0.11)      (0.02)       (0.08)
Net realized and unrealized
  gain (loss) on investments ...............    (0.27)        0.89       (3.12)       3.04         0.34       (0.27)        0.22
                                               ------       ------      ------      ------       ------      ------       ------
TOTAL FROM INVESTMENT OPERATIONS ...........    (0.29)        0.66       (3.39)       2.77         0.23       (0.29)        0.14
                                               ------       ------      ------      ------       ------      ------       ------
LESS DISTRIBUTIONS:
Distributions from net realized
 capital gain ..............................       --           --       (1.63)      (0.87)          --          --           --
                                               ------       ------      ------      ------       ------      ------       ------
TOTAL DISTRIBUTIONS ........................       --           --       (1.63)      (0.87)          --          --           --
                                               ------       ------      ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD .............   $12.03       $12.32      $11.66      $16.68       $14.78      $12.03       $12.32
                                               ======       ======      ======      ======       ======      ======       ======
TOTAL RETURN: ..............................    (2.35)%       5.66%     (21.95)%     20.17%        1.58%      (2.35)%       1.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ...  $47,310      $49,080     $67,199     $69,869      $24,016        $420         $403
Ratio of expenses to average net assets ....     2.52%+       2.38%       2.24%       2.30%        2.45%+      2.52%+       2.36%+
Ratio of net loss to average net assets ....    (2.39)%+     (1.92)%     (1.82)%     (1.88)%      (1.80)%+    (2.39)%+     (1.84)%+
Portfolio turnover rate ....................     5.19%       56.31%      83.90%      97.37%       59.36%**     5.19%       56.31%++

                                                                               CLASS D
                                                ----------------------------------------------------------------------
                                                10/1/99                     YEAR ENDED SEPTEMBER 30,
                                                   To         --------------------------------------------------------
                                                10/31/99       1999        1998         1997        1996         1995
                                                --------      ------      ------       ------      ------       ------
PER SHARE DATA:
NET ASSET VALUE,
 BEGINNING OF PERIOD .........................   $12.32       $11.67      $16.69       $14.77      $13.61       $11.40
                                                 ------       ------      ------       ------      ------       ------
INCOME FROM INVESTMENT
 OPERATIONS:

Net investment loss ..........................    (0.02)       (0.23)      (0.27)       (0.27)      (0.24)       (0.15)
Net realized and unrealized
  gain (loss) on investments .................    (0.27)        0.88       (3.12)        3.06        1.88         3.75
                                                 ------       ------      ------       ------      ------       ------
TOTAL FROM INVESTMENT OPERATIONS .............    (0.29)        0.65       (3.39)        2.79        1.64         3.60
                                                 ------       ------      ------       ------      ------       ------
LESS DISTRIBUTIONS:
Distributions from net realized
  capital gain ...............................       --           --       (1.63)       (0.87)      (0.48)       (1.39)
                                                 ------       ------      ------       ------      ------       ------
TOTAL DISTRIBUTIONS ..........................       --           --       (1.63)       (0.87)      (0.48)       (1.39)
                                                 ------       ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD ...............   $12.03       $12.32      $11.67       $16.69      $14.77       $13.61
                                                 ======       ======      ======       ======      ======       ======
TOTAL RETURN: ................................    (2.35)%       5.57%     (21.94)%      20.32%      12.47%       35.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ..... $123,955     $136,173    $263,900     $390,904    $337,327     $145,443
Ratio of expenses to average net assets ......     2.52%+       2.38%       2.24%        2.30%       2.35%        2.29%
Ratio of net loss to average net assets ......    (2.39)%+     (1.92)%     (1.82)%      (1.88)%     (1.70)%      (1.35)%
Portfolio turnover rate ......................     5.19%       56.31%      83.90%       97.37%      59.36%       71.52%


----------
 * Commencement of offering of shares.
** For the year ended September 30, 1996.
 + Annualized.
++ For the year ended September 30, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN FRONTIER FUND, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Frontier Fund, Inc. as of October 31, 1999 and September 30, 1999, the related statements of operations for the one month ended October 31, 1999 and the year ended September 30, 1999 and of changes in net assets for the one month ended October 31, 1999 and for each of the years in the two-year period ended September 30, 1999, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 and September 30, 1999, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Frontier Fund, Inc. as of October 31, 1999 and September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for each of the stated periods, all in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
November 19, 1999

FOR MORE INFORMATION

MANAGER                                GENERAL DISTRIBUTOR            IMPORTANT TELEPHONE NUMBERS
J. & W. Seligman & Co. Incorporated    Seligman Advisors, Inc.        (800) 221-2450      Shareholder Services
100 Park Avenue                        100 Park Avenue
New York, NY 10017                     New York, NY 10017             (800) 445-1777      Retirement Plan
                                                                                          Services
GENERAL COUNSEL                        SHAREHOLDER SERVICE AGENT
Sullivan & Cromwell                    Seligman Data Corp.            (212) 682-7600      Outside the United States
                                       100 Park Avenue                (800) 622-4597      24-Hour Automated Telephone Access Service
INDEPENDENT AUDITORS                   New York, NY 10017
Deloitte & Touche LLP

BOARD OF DIRECTORS


JOHN R. GALVIN (2, 4)
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN (3, 4)
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (2, 4)
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW (2, 4)
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL (2, 4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3, 4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN (3, 4)
DIRECTOr, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ (1)
MANAGING DIRECTOR, Director of Investments,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER (3, 4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2, 4)
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. & W. Seligman & Co. Incorporated

----------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee


EXECUTIVE OFFICERS


WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

ARSEN MRAKOVCIC
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT   OBJECTIVE  --  The  shared  investment  goal  of  a  fund  and  its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 1999 MUTUAL FUND FACT BOOK.

        THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS
       OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES
  OF CAPITAL STOCK OF SELIGMAN FRONTIER FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS.
    PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF
                             [J.& W. SELIGMAN LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017


EQF2 10/99                              [Recycle Logo] Printed on Recycled Paper

                                                                File No. 2-92487
                                                                        811-4078

PART C. OTHER INFORMATION

Item 23.  Exhibits

      All Exhibits have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*) which are filed herewith.


(a) Articles Supplementary dated May 24, 1999. (Incorporated by reference to Registrant's Post-Effective Amendment No. 28 filed on May 28, 1999.)


(a)(1) Amended and Restated Articles of Incorporation. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(b) Amended and Restated By-Laws of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(c) Copy of Specimen Stock Certificate. (Incorporated by reference to Form SE filed on April 16, 1996.)

(d)       Management Agreement between the Registrant and J. & W. Seligman & Co.
          Incorporated.    (Incorporated    by   reference    to    Registrant's
          Post-Effective Amendment No. 20 filed April 19, 1996.)

(e)       Addendum  to  Sales/Bank  Agreement.  (Incorporated  by  reference  to
          Post-Effective  Amendment  No.  57 to the  Registration  Statement  of
          Seligman  Capital  Fund,  Inc.  (File No.  811-1886)  filed on May 28,
          1999.)

(e)(1) Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(2) Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)


(e)(3) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co. (Incorporated by reference to Exhibit 6b of Post-Effective Amendment No 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 2-33566) filed on April 28, 1997.)

(e)(4) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co. with respect to certain Chilean institutional investors. (Incorporated by reference to Exhibit 6c of Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 2-33566) filed on April 28, 1997.)

(e)(5) Form of Dealer Agreement between Seligman Advisors, Inc. and Salomon Smith Barney Inc. (Incorporated by reference to Exhibit 6d of Post-Effective Amendment No 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 2-33566) filed on April 28, 1997.)


(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(f)(1) Deferred Compensation Plan for the Board of Directors of Seligman Frontier Fund, Inc. (Incorporated by reference to Exhibit (f)(1) of Registrant's Post-Effective Amendment No. 26 filed January 27, 1999.)

(g) Custody Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(h)       Not applicable.

(i) Opinion and Consent of Counsel in respect of Class C shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 28 filed on May 28, 1999.)


(i)(1)    Opinion  and  Consent  of  Counsel.   (Incorporated  by  reference  to
          Registrant's  Post-Effective  Amendment  No. 21 filed on  January  28,
          1997.)


(j)       *Consent of Independent Auditors.


(k)       Not applicable.


(l) Form of Purchase Agreement for Initial Capital for Class C shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 28 filed on May 28, 1999.)


(l)(1) Copy of Purchase Agreement for Initial Capital for Class D shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(l)(2) Copy of Purchase Agreement for Initial Capital for Class B shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed on April 19, 1996.


(m) Amended Administration, Shareholder Services and Distribution Plan. (Incorporated by reference to Registrant's Post-Effective Amendment No. 28 filed on May 28, 1999.)


(m)(1) Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)


(n) Rule 18f-3 Plan. Plan of Multiple Classes of Shares (four Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(p)       *Code of Ethics.


(Other Exhibits) Powers of Attorney.  (Incorporated by reference to Registrant's
          Post-Effective Amendment No. 23 filed on January 28, 1998.)

Item 24.  Persons Controlled by or Under Common Control with Registrant. None.

Item 25. Indemnification. Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article IV of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 21 to the Registration Statement.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act as is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation (Seligman), is the Registrant's investment manager. Seligman also serves as investment manager to nineteen associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc., Seligman New Technologies Fund, Inc. and Tri-Continental Corporation.

          Seligman has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by Seligman pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-15798), which was filed on March 31, 1999.


Item 27.  Principal Underwriters

     (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser are:


          Seligman Capital Fund, Inc.
          Seligman Cash Management Fund, Inc.
          Seligman Common Stock Fund, Inc.
          Seligman Communications and Information Fund, Inc.
          Seligman Growth Fund, Inc.
          Seligman Global Fund Series, Inc.
          Seligman High Income Fund Series
          Seligman Income Fund, Inc.
          Seligman Municipal Fund Series, Inc.
          Seligman Municipal Series Trust
          Seligman New Jersey Municipal Fund, Inc.
          Seligman Pennsylvania Municipal Fund Series
          Seligman Portfolios, Inc.
          Seligman Time Horizon/Harvester Series, Inc.
          Seligman Value Fund Series, Inc.

     (b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:


                                         Seligman Advisors, Inc.
                                         -----------------------
                                         As of December 31, 1999
                                         -----------------------
             (1)                                 (2)                                      (3)
     Name and Principal                  Positions and Offices                    Positions and Offices
      Business Address                   with Underwriter                         with Registrant
      ----------------                   ----------------                         ---------------
     William C. Morris*                  Director                                 Chairman of the Board and
                                                                                  Chief Executive Officer
     Brian T. Zino*                      Director                                 President and Director
     Ronald T. Schroeder*                Director                                 None
     Fred E. Brown*                      Director                                 Director Emeritus
     William H. Hazen*                   Director                                 None
     Thomas G. Moles*                    Director                                 None
     David F. Stein*                     Director                                 None
     Stephen J. Hodgdon*                 President and Director                   None
     Charles W. Kadlec*                  Chief Investment Strategist              None
     Lawrence P. Vogel*                  Senior Vice President, Finance           Vice President
     Edward F. Lynch*                    Senior Vice President, National          None
                                         Sales Director
     James R. Besher                     Senior Vice President, Division          None
     14000 Margaux Lane                  Sales Director
     Town & Country, MO  63017
     Gerald I. Cetrulo, III              Senior Vice President, Sales             None
     140 West Parkway
     Pompton Plains, NJ  07444
     Matthew A. Digan*                   Senior Vice President, Domestic          None
                                         Funds
     Jonathan G. Evans                   Senior Vice President, Sales             None
     222 Fairmont Way
     Ft. Lauderdale, FL  33326
     T. Wayne Knowles                    Senior Vice President, Division          None
     104 Morninghills Court              Sales Director
     Cary, NC  27511
     Joseph Lam                          Senior Vice President, Regional          None
     Seligman International Inc.         Director, Asia
     Suite 1133, Central Building
     One Pedder Street
     Central Hong Kong
     Bradley W. Larson                   Senior Vice President, Sales             None
     367 Bryan Drive
     Alamo, CA  94526
     Michelle L. McCann-Rappa*           Senior Vice President, Retirement        None
                                         Plans
     Scott H. Novak*                     Senior Vice President, Insurance         None
     Jeff Rold                           Senior Vice President, Product           None
     181 East 73rd Street, Apt 20B       Business Management
     New York, New York  10021


                                         Seligman Advisors, Inc.
                                         -----------------------
                                         As of December 31, 1999
                                         -----------------------
             (1)                                 (2)                                      (3)
     Name and Principal                  Positions and Offices                    Positions and Offices
      Business Address                   with Underwriter                         with Registrant
      ----------------                   ----------------                         ---------------
     Richard M. Potocki                  Senior Vice President, Regional          None
     Seligman International UK Limited   Director, Europe and the Middle East
     Berkeley Square House 2nd Floor
     Berkeley Square
     London, United Kingdom W1X 6EA
     Bruce M. Tuckey                     Senior Vice President, Sales             None
     41644 Chathman Drive
     Novi, MI  48375
     Andrew S. Veasey                    Senior Vice President, Sales             None
     14 Woodside Drive
     Rumson, NJ  07760
     Charles L. von Breitenbach, II*     Senior Vice President, Managed           None
                                         Money
     J. Brereton Young*                  Senior Vice President, Director          None
                                         of Sales Development
     Jeffrey S. Dean*                    Vice President, Business Analysis        None
     Mason S. Flinn                      Vice President, Regional Retirement      None
     2130 Fillmore Street                Plans Manager
     BMB 280
     San Francisco, CA  94115-2224
     Marsha E. Jacoby*                   Vice President, Offshore Business        None
                                         Manager
     Jody Knapp                          Vice President, Regional Retirement      None
     17011 East Monterey Drive           Plans Manager
     Fountain Hills, AZ  85268
     David W. Mountford                  Vice President, Regional Retirement      None
     7131 NW 46th Street                 Plans Manager
     Lauderhill, FL  33319
     Ronald W. Pond*                     Vice President, Portfolio Advisor        None
     Jeffery C. Pleet*                   Vice President, Regional Retirement      None
                                         Plans Manager
     Tracy A. Salomon*                   Vice President, Retirement Marketing     None
     Helen Simon*                        Vice President, Sales Administration     None
     Gary A. Terpening*                  Vice President, Director of Business     None
                                         Development
     Charles E. Wenzel                   Vice President, Regional Retirement      None
     117 Carpetners Row                  Plans Manager
     Mount Chanin, DE  19710
     Daniel Chambers                     Regional Vice President                  None
     4618 Lorraine Avenue
     Dallas, TX  75209


                                         Seligman Advisors, Inc.
                                         -----------------------
                                         As of December 31, 1999
                                         -----------------------
             (1)                                 (2)                                      (3)
     Name and Principal                  Positions and Offices                    Positions and Offices
      Business Address                   with Underwriter                         with Registrant
      ----------------                   ----------------                         ---------------
     Richard B. Callaghan                Regional Vice President                  None
     7821 Dakota Lane
     Orland Park, IL  60462
     Kevin Casey                         Regional Vice President                  None
     19 Bayview Avenue
     Babylon, NY  11702
     Bradford C. Davis                   Regional Vice President                  None
     241 110th Avenue SE
     Bellevue, WA  98004
     Cathy Des Jardins                   Regional Vice President                  None
     PMB 152
     1705 14th Street
     Boulder, CO  80302
     Kenneth Dougherty                   Regional Vice President                  None
     8640 Finlarig Drive
     Dublin, OH  43017
     Kelli A. Wirth Dumser               Regional Vice President                  None
     7121 Jardiniere Court
     Charlotte, NC  28226
     Edward S. Finocchiaro               Regional Vice President                  None
     120 Screenhouse Lane
     Duxbury, MA  02332
     Michael C. Forgea                   Regional Vice President                  None
     32 W. Anapamu Street # 186
     Santa Barbara, CA  93101
     Carla A. Goehring                   Regional Vice President                  None
     11426 Long Pine
     Houston, TX  77077
     Michael K. Lewallen                 Regional Vice President                  None
     908 Tulip Poplar Lane
     Birmingham, AL  35244
     Judith L. Lyon                      Regional Vice President                  None
     7105 Harbour Landing
     Alpharetta, GA  30005
     Leslie A. Mudd                      Regional Vice President                  None
     5243 East Calle Redonda
     Phoenix, AZ  85018
     Tim O'Connell                       Regional Vice President                  None
     11908 Acacia Glen Court
     San Diego, CA  92128
     George M. Palmer, Jr.               Regional Vice President                  None
     1805 Richardson Place
     Tampa, FL  33606
     Thomas Parnell                      Regional Vice President                  None
     1575 Edgecomb Road
     St. Paul, MN  55116


                                         Seligman Advisors, Inc.
                                         -----------------------
                                         As of December 31, 1999
                                         -----------------------
             (1)                                 (2)                                      (3)
     Name and Principal                  Positions and Offices                    Positions and Offices
      Business Address                   with Underwriter                         with Registrant
      ----------------                   ----------------                         ---------------
     Craig Prichard                      Regional Vice President                  None
     9207 Cross Oaks Court
     Fairfax Station, VA  22039
     Nicholas Roberts                    Regional Vice President                  None
     200 Broad Street, Apt. 2225
     Stamford, CT  06901
     Diane H. Snowden                    Regional Vice President                  None
     11 Thackery Lane
     Cherry Hill, NJ  08003
     James Taylor                        Regional Vice President                  None
     290 Bellington Lane
     Creve Coeur, MO  63141
     Steve Wilson                        Regional Vice President                  None
     83 Kaydeross Park Road
     Saratoga Springs, NY  12866
     Frank J. Nasta*                     Secretary                                Secretary
     Aurelia Lacsamana*                  Treasurer                                None
     Gail S. Cushing*                    Assistant Vice President, National       None
                                         Accounts Manager
     Sandra G. Floris*                   Assistant Vice President, Order Desk     None
     Keith Landry*                       Assistant Vice President, Order Desk     None
     Albert A. Pisano*                   Assistant Vice President and             None
                                         Compliance Officer
     Joyce Peress*                       Assistant Secretary                      Assistant Secretary


* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

     (c)  Not Applicable


Item 28.  Location of Accounts and Records

                                    Custodian: Investors Fiduciary Trust Company
                                               801 Pennsylvania
                                               Kansas City, MO 64105
                                               and
                                               Seligman Data Corp.
                                               100 Park Avenue
                                               New York, NY 10017

Item 29.  Management Services - Not Applicable.

Item 30. Undertakings - The Registrant undertakes: (1) if requested to do so by the holders of at least 10% of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended; and (2) to furnish to each person to whom a prospectus is delivered, a copy of the Registrant's latest Annual Report to shareholders, upon request and without charge.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 29 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 29 to its Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 27th day of January, 2000.



                                      SELIGMAN FRONTIER FUND, INC.


                                      By: /s/ William C. Morris
                                          ----------------------------------
                                              William C. Morris, Chairman


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment No. 29 has been signed below by the following persons in the capacities indicated on January 27, 2000.


Signature                               Title
---------                               -----


/s/ William C. Morris                   Chairman of the Board (Principal
------------------------------          executive officer) and Director
     William C. Morris


/s/ Brian T. Zino                       President and Director
------------------------------
     Brian T. Zino


/s/ Thomas G. Rose                      Treasurer (Principal financial
------------------------------          and accounting officer)
     Thomas G. Rose


John R. Galvin, Director             )
Alice S. Ilchman, Director           )
Frank A. McPherson, Director         )
John E. Merow, Director              )     /s/ Brian T. Zino
Betsy S. Michel, Director            )     ------------------------------------
James C. Pitney, Director            )         Brian T. Zino, Attorney-in-fact
James Q. Riordan, Director           )
Richard R. Schmaltz, Director        )
Robert L. Shafer, Director           )
James N. Whitson, Director           )

                          SELIGMAN FRONTIER FUND, INC.
                     Post-Effective Amendment No. 29 to the
                       Registration Statement on Form N-1A

                                  EXHIBIT INDEX

Form N-1A Item No.                  Description
------------------                  -----------

Item 23(j)                          Consent of Independent Auditors



Item 23(p)                          Code of Ethics